Exhibit 4.1

WORLD FINANCIAL NETWORK CREDIT CARD MASTER NOTE TRUST
Issuer
and
U.S. BANK NATIONAL ASSOCIATION
Indenture Trustee

SERIES 2023-A INDENTURE SUPPLEMENT
Dated as of May 16, 2023

TABLE OF CONTENTS
Page

ARTICLE I.    CREATION OF THE SERIES 2023-A NOTES    1
Section 1.1    Designation    1
Section 1.2    Transfer Restrictions    2
ARTICLE II.    DEFINITIONS    4
Section 2.1    Definitions    4
ARTICLE III.    NOTEHOLDER SERVICING FEE    18
Section 3.1    Servicing Compensation    18
Section 3.2    Covenants    18
ARTICLE IV.    RIGHTS OF SERIES 2023-A NOTEHOLDERS AND ALLOCATION AND APPLICATION OF COLLECTIONS    18
Section 4.1    Collections and Allocations    18
Section 4.2    Determination of Monthly Interest    21
Section 4.3    Determination of Monthly Principal    23
Section 4.4    Application of Available Finance Charge Collections and Available Principal Collections    23
Section 4.5    Investor Charge-Offs    25
Section 4.6    Reallocated Principal Collections    25
Section 4.7    Excess Finance Charge Collections    26
Section 4.8    Shared Principal Collections    26
Section 4.9    Certain Series Accounts    26
Section 4.10    Reserve Account    28
Section 4.11    [Reserved.]    29
Section 4.12    Investment Instructions    29
Section 4.13    Controlled Accumulation Period    30
Section 4.14    Suspension of Controlled Accumulation Period    31
ARTICLE V.    DELIVERY OF SERIES 2023-A NOTES; DISTRIBUTIONS; REPORTS TO SERIES 2023-A NOTEHOLDERS    32
Section 5.1    Delivery and Payment for the Series 2023-A Notes    32
Section 5.2    Distributions    33
Section 5.3    Reports and Statements to Series 2023-A Noteholders    33
ARTICLE VI.    SERIES 2023-A EARLY AMORTIZATION EVENTS    34
Section 6.1    Series 2023-A Early Amortization Events    34
ARTICLE VII.    REDEMPTION OF SERIES 2023-A NOTES; FINAL DISTRIBUTIONS; SERIES TERMINATION    36
Section 7.1    Optional Redemption of Series 2023-A Notes; Final Distributions    36
Section 7.2    Series Termination    37

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TABLE OF CONTENTS
(continued)
Page

ARTICLE VIII.    MISCELLANEOUS PROVISIONS    37
Section 8.1    Ratification of Indenture; Amendments    37
Section 8.2    Delivery of Tax Forms and Withholding    38
Section 8.3    Form of Delivery of the Series 2023-A Notes    38
Section 8.4    Counterparts    39
Section 8.5    GOVERNING LAW    39
Section 8.6    Limitation of Liability    39
Section 8.7    Rights of the Indenture Trustee    39
Section 8.8    Additional Provisions    39
Section 8.9    Notice Address for Rating Agencies    40
Section 8.10    Additional Requirements for Registration of and Limitations on Transfer and Exchange of Notes    40

EXHIBITS

EXHIBIT A-1	FORM OF CLASS A NOTE
EXHIBIT A-2	FORM OF DEFINITIVE CLASS M NOTE
EXHIBIT A-3	FORM OF DEFINITIVE CLASS B NOTE
EXHIBIT B	FORM OF MONTHLY PAYMENT INSTRUCTIONS AND NOTIFICATION TO INDENTURE TRUSTEE
EXHIBIT C	FORM OF MONTHLY NOTEHOLDERS’ STATEMENT

SCHEDULE I	PERFECTION COVENANTS

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SERIES 2023-A INDENTURE SUPPLEMENT, dated as of May 16, 2023 (the “Indenture Supplement”), between WORLD FINANCIAL NETWORK CREDIT CARD MASTER NOTE TRUST, a statutory trust organized and existing under the laws of the State of Delaware (herein, the “Issuer” or the “Trust”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association (“U.S. Bank”), not in its individual capacity, but solely as indenture trustee (herein, together with its successors in the trusts thereunder as provided in the Master Indenture referred to below, the “Indenture Trustee”) under the Master Indenture, dated as of August 1, 2001, between the Issuer and the Indenture Trustee, as amended by the Omnibus Amendment, dated as of March 31, 2003, among WFN Credit Company, LLC (the “Transferor”), the Issuer, Comenity Bank (“Comenity Bank”), individually and as Servicer, World Financial Network Credit Card Master Trust, U.S. Bank, as trustee of World Financial Network Credit Card Master Trust and as Indenture Trustee, and as further amended by Supplemental Indenture No. 1 to Master Indenture, dated as of August 13, 2003, Supplemental Indenture No. 2 to Master Indenture, dated as of June 13, 2007, Supplemental Indenture No. 3 to Master Indenture, dated as of May 27, 2008, Supplemental Indenture No. 4 to Master Indenture, dated as of June 28, 2010, Supplemental Indenture No. 5 to Master Indenture, dated as of February 20, 2013, Supplemental Indenture No. 6 to Master Indenture, dated as of July 6, 2016, and Supplemental Indenture No. 7 to Master Indenture, dated as of June 11, 2020, each between the Issuer and the Indenture Trustee, and as further supplemented by certain agreements relating to the succession of the Indenture Trustee, including the Succession Agreement, dated as of June 18, 2021, among the Bank, as administrator, the Issuer, MUFG Union Bank, N.A., as predecessor indenture trustee, and U.S. Bank, as successor indenture trustee (as amended, the “Indenture”, and together with this Indenture Supplement, the “Agreement”).
Pursuant to Section 2.11 of the Indenture, the Transferor may direct the Owner Trustee, on behalf of the Issuer, to issue one or more Series of Notes. The Principal Terms of this Series are set forth in this Indenture Supplement to the Indenture.
ARTICLE I.

Creation of the Series 2023-A Notes.
Section 1.1    Designation.
(a)    There is hereby created and designated a Series of Notes to be issued pursuant to the Indenture and this Indenture Supplement to be known as “World Financial Network Credit Card Master Note Trust, Series 2023-A” or the “Series 2023-A Notes.” The Series 2023-A Notes shall be issued in three Classes, known as the “Class A Series 2023-A 5.02% Asset Backed Notes” (or the “Class A Fixed Rate Asset Backed Notes, Series 2023-A”), the “Class M Series 2023-A 5.27% Asset Backed Notes” (or the “Class M Fixed Rate Asset Backed Notes, Series 2023-A”) and the “Class B Series 2023-A 0.00% Asset Backed Notes” (or the “Class B Fixed Rate Asset Backed Notes, Series 2023-A”).
(b)    Series 2023-A shall be included in Group One and shall be a Principal Sharing Series. Series 2023-A shall be an Excess Allocation Series with respect to Group One only.

(c)    The Series 2023-A Notes shall be issued in minimum denominations of $1,000 and in integral multiples of $1,000.
(d)    The Class B Notes shall be Risk Retention Retained Notes.
Section 1.2    Transfer Restrictions.
(a)    The Class M Notes and Class B Notes have not been registered under the Securities Act or any state securities law. None of the Issuer, the Note Registrar or the Indenture Trustee is obligated to register the Class M Notes or the Class B Notes under the Securities Act or any other securities or “blue sky” laws or to take any other action not otherwise required under this Indenture Supplement or the Trust Agreement to permit the transfer of any Class M Note or Class B Note without registration.
(b)    Until such time as any such Class of Notes has been registered under the Securities Act and any applicable state securities law, the Class M Notes and Class B Notes, as applicable, may not be sold, transferred, assigned, participated, pledged or otherwise disposed of (any such act, a “Retained Note Transfer”) to any Person except in accordance with the provisions of this Section 1.2, and any attempted Retained Note Transfer in violation of this Section 1.2 will be null and void.
(c)    Each Class M Note and Class B Note will bear a legend to the effect of the following unless determined otherwise by the Administrator (as certified to the Indenture Trustee in an Officer’s Certificate) consistent with applicable law:
THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER OF THIS NOTE:
AGREES FOR THE BENEFIT OF THE ISSUER AND THE TRANSFEROR THAT THIS NOTE MAY BE SOLD, TRANSFERRED, ASSIGNED, PARTICIPATED, PLEDGED OR OTHERWISE DISPOSED OF ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, AND ONLY (I) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE l44A (A “QIB”), PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (II) TO THE TRANSFEROR OR ITS AFFILIATES, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES; AND AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND

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(d)    By acceptance of any Class M Note or Class B Note, the Class M Noteholder or Class B Noteholder, as applicable, specifically agrees with and represents to the Transferor, the Issuer and the Transfer Agent and Registrar that no Retained Note Transfer will be made unless (i) the registration requirements of the Securities Act and any applicable state securities laws have been complied with, (ii) such Retained Note Transfer is to the Transferor or its Affiliates or (iii) such Retained Note Transfer is exempt from the registration requirements under the Securities Act because such Retained Note Transfer is in compliance with Rule 144A under the Securities Act and is being made to a transferee who the transferor reasonably believes is a “Qualified Institutional Buyer” (as defined in the Securities Act) that is purchasing for its own account or for the account of a Qualified Institutional Buyer and to whom notice is given that such Retained Note Transfer is being made in reliance upon Rule 144A under the Securities Act.
(e)    The Issuer will make available to the prospective transferor and transferee of a Class M Note or a Class B Note information requested to satisfy the requirements of paragraph (d)(4) of Rule 144A.
(f)    All Transfers will be subject to the transfer restrictions set forth on the Notes.
(g)    Each Class A Note will bear a legend to the effect of the following unless determined otherwise by the Administrator (as certified to the Indenture Trustee in an Officer’s Certificate) consistent with applicable law:
    BY YOUR ACQUISITION OF THIS NOTE OR ANY INTEREST HEREIN, YOU SHALL BE DEEMED TO REPRESENT, COVENANT AND AGREE THAT EITHER (A) YOU ARE NOT ACQUIRING THIS NOTE OR INTEREST HEREIN WITH THE ASSETS OF (OR ON BEHALF OF) A BENEFIT PLAN (AS DEFINED BELOW) OR PLAN SUBJECT TO SIMILAR LAW (AS DEFINED BELOW) OR (B) YOUR ACQUISITION, HOLDING AND DISPOSITION OF THIS NOTE OR INTEREST HEREIN WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA (AS DEFINED BELOW) OR SECTION 4975 OF THE CODE (AS DEFINED BELOW) OR A VIOLATION OF SIMILAR LAW (AS DEFINED BELOW). FOR THESE PURPOSES, A “BENEFIT PLAN” INCLUDES AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) THAT IS SUBJECT TO TITLE I OF ERISA, A “PLAN” (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)) THAT IS SUBJECT TO SECTION 4975 OF THE CODE OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY. “SIMILAR LAW” MEANS ANY LAW SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY OR PROHIBITED TRANSACTION SECTIONS OF ERISA OR SECTION 4975 OF THE CODE.

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(h)    Each Class M Note and Class B Note will bear a legend to the effect of the following unless determined otherwise by the Administrator (as certified to the Indenture Trustee in an Officer’s Certificate) consistent with applicable law:
BY YOUR ACQUISITION OF THIS NOTE OR ANY INTEREST HEREIN, YOU SHALL BE DEEMED TO REPRESENT, COVENANT AND AGREE THAT YOU ARE NOT ACQUIRING AND WILL NOT HOLD THIS NOTE OR INTEREST HEREIN WITH THE ASSETS OF (OR ON BEHALF OF) A BENEFIT PLAN (AS DEFINED BELOW) OR PLAN SUBJECT TO SIMILAR LAW (AS DEFINED BELOW). FOR THESE PURPOSES, A “BENEFIT PLAN” INCLUDES AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) THAT IS SUBJECT TO TITLE I OF ERISA, A “PLAN” (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)) THAT IS SUBJECT TO SECTION 4975 OF THE CODE OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY. “SIMILAR LAW” MEANS ANY LAW SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY OR PROHIBITED TRANSACTION SECTIONS OF ERISA OR SECTION 4975 OF THE CODE.
(i)    By its acquisition of a Class A Note or any interest therein, each purchaser or transferee of such Note shall be deemed to represent, covenant and agree that either: (i) it is not acquiring such Note (or interest therein) with the assets of (or on behalf of) a Benefit Plan or a plan subject to Similar Law or (ii) its acquisition, holding and disposition of such Note or interest therein will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code or a violation of Similar Law. By its acquisition of a Class M Note or Class B Note or any interest therein, each purchaser or transferee of such Note shall be deemed to represent, covenant and agree that it is not acquiring and will not hold such Note (or interest therein) with the assets of (or on behalf of) a Benefit Plan or a plan subject to Similar Law.
ARTICLE II.

Definitions
Section 2.1    Definitions.
(a)    Whenever used in this Indenture Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and the masculine as well as the feminine and neuter genders of such terms.
“Accumulation Shortfall” means (a) for the first Distribution Date during the Controlled Accumulation Period, zero; and (b) thereafter, for any Distribution Date during the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount for the previous

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Distribution Date over the amount deposited into the Principal Accumulation Account pursuant to subsection 4.4(c)(i) for the previous Distribution Date.
“Additional Interest” means, for any Distribution Date, Class A Additional Interest and Class M Additional Interest for such Distribution Date.
“Additional Minimum Transferor Amount” means (a) as of any date of determination falling in November, December and January of each calendar year, the product of (i) 2% and (ii) the sum of (A) the Aggregate Principal Receivables and (B) if such date of determination occurs prior to the Certificate Trust Termination Date, the amount on deposit in the Excess Funding Account and (b) as of any date of determination falling in any other month, zero; provided that the amount specified in clause (a) shall be without duplication of the amount specified as the “Additional Minimum Transferor Amount” in any future supplement to the Pooling and Servicing Agreement that specifies such an amount and indicates that such amount is without duplication of the amount specified in clause (a) and in the Indenture Supplement relating to the Series 2009-VFN Notes (or in any future Indenture Supplement that specifies such an amount and indicates that such amount is without duplication of the amount specified in clause (a)). The Additional Minimum Transferor Amount is specified pursuant to Section 8.7 as an additional amount to be considered part of the Minimum Transferor Amount.
“Aggregate Investor Default Amount” means, as to any Monthly Period, the sum of the Investor Default Amounts in respect of such Monthly Period.
“Allocation Percentage” means, with respect to any Monthly Period, the percentage equivalent of a fraction:
(a)    the numerator of which shall be equal to:
(i) (x) for Principal Collections for any Monthly Period (or portion thereof) during the Revolving Period and (y) for Finance Charge Collections and Default Amounts at any time, the Collateral Amount at the end of the last day of the prior Monthly Period (or, in the case of the Monthly Period in which the Closing Date occurs, on the Closing Date), less any reductions to be made to the Collateral Amount on account of principal payments, the retirement and cancellation of any Series 2023-A Notes or deposits to the Principal Accumulation Account to be made on the Distribution Date falling in the Monthly Period for which the Allocation Percentage is being calculated; or
(ii) for Principal Collections for any Monthly Period (or portion thereof) during the Early Amortization Period and the Controlled Accumulation Period, (x) the Collateral Amount at the end of the last day of the Revolving Period, less, (y) if sufficient funds have been deposited to a Trust Account to pay the outstanding principal amount of the Series 2023-A Notes (excluding the principal amount of any Series 2023-A Notes deducted pursuant to the following clause (z)) in full on the Distribution Date falling in the Monthly Period for which the Allocation Percentage is being calculated, the aggregate amount of principal payments to be made on such final Distribution Date; and less (z) the principal amount of any

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Series 2023-A Notes held by the Transferor to be retired and cancelled in consideration for an increase in the Transferor Interest on the Distribution Date falling in the Monthly Period for which the Allocation Percentage is being calculated if after giving effect to such retirement and cancellation, there would be no Series 2023-A Notes Outstanding;
provided, however, that the Transferor may, by written notice to the Indenture Trustee, the Servicer and the Rating Agencies, reduce the numerator used for purposes of allocating Principal Collections to Series 2023-A at any time if (x) the Rating Agency Condition shall have been satisfied with respect to such reduction and (y) the Transferor shall have delivered to the Indenture Trustee an Officer’s Certificate to the effect, based on the facts known to such officer at that time, in the reasonable belief of the Transferor, such designation will not cause an Early Amortization Event or an event that, after the giving of notice or the lapse of time, would cause an Early Amortization Event to occur with respect to Series 2023-A; and
(b)    the denominator of which shall be the greater of (x) the Aggregate Principal Receivables determined as of the close of business on the last day of the prior calendar month and (y) the sum of the numerators used to calculate the allocation percentages for allocations with respect to Finance Charge Collections, Principal Collections or Default Amounts, as applicable, for all outstanding Series and all outstanding Series under (and as defined in) the Pooling and Servicing Agreement (other than any Series represented by the Collateral Certificate) on such date of determination; provided, that if one or more Reset Dates occur in a Monthly Period, the Allocation Percentage for the portion of the Monthly Period falling on and after such Reset Date and prior to any subsequent Reset Date will be recalculated for such period as of the close of business on the subject Reset Date.
“Applicable Investor” means each holder of a beneficial interest in any Series 2023-A Note that is an “institutional investor” as defined in each of the EU Securitization Regulation and the UK Securitization Regulation and to which the EU Securitization Regulation or the UK Securitization Regulation applies.
“Available Finance Charge Collections” means, for any Monthly Period, an amount equal to the sum of (a) the Investor Finance Charge Collections for such Monthly Period, plus (b) the Excess Finance Charge Collections allocated to Series 2023-A for such Monthly Period, plus (c) Principal Accumulation Investment Proceeds, if any, with respect to the related Transfer Date, plus (d) interest and earnings on funds on deposit in the Reserve Account which will be deposited into the Finance Charge Account on the related Transfer Date to be treated as Available Finance Charge Collections pursuant to Section 4.10(b), plus (e) amounts, if any, to be withdrawn from the Reserve Account which will be deposited into the Finance Charge Account on the related Transfer Date to be treated as Available Finance Charge Collections pursuant to Section 4.10(d).
“Available Principal Collections” means, for any Monthly Period, an amount equal to the sum of (a) the Investor Principal Collections for such Monthly Period, minus (b) the amount of Reallocated Principal Collections with respect to such Monthly Period which pursuant to Section 4.6 are required to be applied on the related Transfer Date, plus (c) any Shared Principal

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Collections with respect to other Principal Sharing Series (including any amounts on deposit in the Excess Funding Account that are allocated to Series 2023-A for application as Shared Principal Collections), plus (d) the aggregate amount to be treated as Available Principal Collections pursuant to subsections 4.4(a)(vi) and (vii) for the related Distribution Date.
“Available Reserve Account Amount” means, for any Transfer Date, the lesser of (a) the amount on deposit in the Reserve Account (after taking into account any interest and earnings retained in the Reserve Account pursuant to Section 4.10(b) on such date, but before giving effect to any deposit made or to be made pursuant to subsection 4.4(a)(ix) to the Reserve Account on such date) and (b) the Required Reserve Account Amount.
“Base Rate” means, for any Monthly Period, the annualized percentage (based on a 360-day year of twelve 30-day months, or in the case of the initial Monthly Period, the actual number of days and a 360 day year) equivalent of a fraction, the numerator of which is equal to the sum of (x) the Monthly Interest and (y) the Noteholder Servicing Fee, each with respect to the related Distribution Date, and the denominator of which is the Collateral Amount plus amounts on deposit in the Principal Accumulation Account, each as of the close of business on the last day of such Monthly Period.
“Benefit Plan” means “employee benefit plans” subject to Title I of ERISA, plans subject to Section 4975 of the Code and entities deemed to hold plan assets of the foregoing.
“Class A Additional Interest” is defined in Section 4.2(a).
“Class A Deficiency Amount” is defined in Section 4.2(a).
“Class A Monthly Interest” is defined in Section 4.2(a).
“Class A Note Initial Principal Balance” means $350,000,000.
“Class A Note Interest Rate” means a per annum rate of 5.02%.
“Class A Note Principal Balance” means, on any date of determination, an amount equal to (a) the Class A Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class A Noteholders on or prior to such date.
“Class A Noteholder” means the Person in whose name a Class A Note is registered in the Note Register.
“Class A Notes” means any one of the Notes executed by the Owner Trustee, on behalf of the Issuer, and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-1.
“Class A Required Amount” means, for any Distribution Date, an amount equal to the excess of the amounts described in subsection 4.4(a)(i) over the amount of Available Finance Charge Collections applied to pay such amount pursuant to Section 4.4(a).
“Class B Note Initial Principal Balance” means $17,980,000.

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“Class B Note Principal Balance” means, on any date of determination, an amount equal to (a) the Class B Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class B Noteholders on or prior to such date.
“Class B Noteholder” means the Person in whose name a Class B Note is registered in the Note Register.
“Class B Notes” means any one of the Notes executed by the Owner Trustee, on behalf of the Issuer, and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-3.
“Class M Additional Interest” is defined in Section 4.2(b).
“Class M Deficiency Amount” is defined in Section 4.2(b).
“Class M Monthly Interest” is defined in Section 4.2(b).
“Class M Note Initial Principal Balance” means $31,165,000.
“Class M Note Interest Rate” means a per annum rate of 5.27%.
“Class M Note Principal Balance” means, on any date of determination, an amount equal to (a) the Class M Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class M Noteholders on or prior to such date.
“Class M Noteholder” means the Person in whose name a Class M Note is registered in the Note Register.
“Class M Notes” means any one of the Notes executed by the Owner Trustee, on behalf of the Issuer, and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-2.
“Class M Required Amount” means, for any Distribution Date, an amount equal to the excess of the amounts described in subsection 4.4(a)(ii) over the amount of Available Finance Charge Collections applied to pay such amount pursuant to Section 4.4(a).
“Closing Date” means May 16, 2023.
“Code” means the U.S. Internal Revenue Code of 1986, as amended.
“Collateral Amount” means, as of any date of determination, an amount equal to the result of (a) Initial Collateral Amount, minus (b) the amount of principal previously paid to the Series 2023-A Noteholders and, without duplication, the principal amount of any Series 2023-A Notes that are retired and cancelled, minus (c) reductions in the Collateral Amount pursuant to Section 4.4(f), minus (d) the balance on deposit in the Principal Accumulation Account, minus (e) the excess, if any, of the aggregate amount of Investor Charge-Offs and Reallocated Principal Collections over the reimbursements of such amounts pursuant to subsection 4.4(a)(vii) prior to such date; provided, that, the Collateral Amount will not be less than zero.

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“Controlled Accumulation Amount” means, for any Transfer Date with respect to the Controlled Accumulation Period, the result of (rounded up to the nearest whole dollar) (i) the Note Principal Balance as of the last day of the Revolving Period divided by (ii) the Controlled Accumulation Period Length; provided, further, that the Controlled Accumulation Amount for any Distribution Date shall not exceed the Note Principal Balance minus any amount already on deposit in the Principal Accumulation Account on such Transfer Date.
“Controlled Accumulation Period” means, unless an Early Amortization Event shall have occurred prior thereto, the period commencing at the opening of business on May 1, 2025 or such later date as is determined in accordance with Section 4.13, and ending on the first to occur of (a) the commencement of the Early Amortization Period and (b) the Series Termination Date.
“Controlled Accumulation Period Length” is defined in Section 4.13.
“Controlled Deposit Amount” means, for any Transfer Date with respect to the Controlled Accumulation Period, an amount equal to the sum of the Controlled Accumulation Amount for such Transfer Date and any existing Accumulation Shortfall.
“Covered Amount” means an amount, determined as of each Transfer Date for any Distribution Period, equal to the sum of (a) the product of (i) the Class A Monthly Interest times (ii) a fraction, (A) the numerator of which is equal to the aggregate amount on deposit in the Principal Accumulation Account, up to the Class A Note Principal Balance as of the Record Date preceding such Transfer Date, and (B) the denominator of which is equal to the Class A Note Principal Balance as of the Record Date preceding such Transfer Date, plus (b) the product of (i) the Class M Monthly Interest times (ii) a fraction (A) the numerator of which is equal to the aggregate amount on deposit in the Principal Accumulation Account in excess of the Class A Note Principal Balance as of the Record Date preceding such Transfer Date, up to the Class M Note Principal Balance as of the Record Date preceding such Transfer Date, and (B) the denominator of which is equal to the Class M Note Principal Balance as of the Record Date preceding such Transfer Date.
“Default Amount” means, as to any Defaulted Account, the amount of Principal Receivables (other than Ineligible Receivables, unless there is an Insolvency Event with respect to Comenity Bank or the Transferor) in such Defaulted Account on the day it became a Defaulted Account.
“Defaulted Account” means an Account in which there are Defaulted Receivables.
“Dilution” means any downward adjustment made by Servicer in the amount of any Receivable (a) because of a rebate, refund or billing error to an accountholder, (b) because such Receivable was created in respect of merchandise which was refused or returned by an accountholder or (c) for any other reason other than receiving Collections therefor or charging off such amount as uncollectible.
“Distribution Account” is defined in Section 4.9(a).
“Distribution Date” means July 17, 2023 and the 15th day of each calendar month thereafter, or if such 15th day is not a Business Day, the next succeeding Business Day.

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“Distribution Period” means, for any Distribution Date, the period from and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding such Distribution Date.
“Early Amortization Period” means the period commencing on the date on which a Trust Early Amortization Event or a Series 2023-A Early Amortization Event is deemed to occur and ending on the Series Termination Date.
“Eligible Investments” is defined in Annex A to the Indenture; provided that references within clause (f) of the definition of “Eligible Investments” to the “highest investment category” of S&P shall mean AAAm and of Moody’s shall mean AAA-mf.
“ERISA” means the U.S. Employee Retirement Income Security Act of 1974, as amended.
“EU Due Diligence and Retention Rules” means Articles 5 and 6 of the EU Securitization Regulation, together with any guidance published in relation thereto by the European Banking Authority, the European Securities and Markets Authority, the European Insurance and Occupational Pensions Authority or the European Commission and any relevant regulatory and/or implementing technical standards adopted by the European Commission in relation thereto or to precedent legislation.
“EU Securitization Regulation” means the European Union’s Regulation (EU) 2017/2402, as amended.
“Excess Collateral Amount” means, for any date of determination, the excess of (a) the sum of (i) the Collateral Amount as of such date of determination and (ii) the Principal Accumulation Account Balance as of such date of determination, over (b) the Note Principal Balance as of such date of determination.
“Excess Spread Percentage” means, for any Monthly Period, a percentage equal to the Portfolio Yield for such Monthly Period, minus the Base Rate for such Monthly Period.
“Expected Principal Payment Date” means the May 2026 Distribution Date.
“Finance Charge Account” is defined in Section 4.9(a).
“Finance Charge Collections” means Collections of Finance Charge Receivables.
“Finance Charge Shortfall” is defined in Section 4.7.
“Group One” means Series 2023-A and Series 2009-VFN, the outstanding Series under (and as defined in) the Pooling and Servicing Agreement (other than Series represented by the Collateral Certificate) hereafter specified in the related supplement to the Pooling and Servicing Agreement to be included in Group One and each other Series hereafter specified in the related Indenture Supplement to be included in Group One.

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“Hague Securities Convention” means The Convention on the Law Applicable to Certain Rights in Respect of Securities Held with an Intermediary (Concluded 5 July 2006), which became effective in the United States of America on April 1, 2017.
“Initial Collateral Amount” means $479,454,000.
“Interest Period” means, for any Distribution Date, the related Distribution Period.
“Investor Charge-Offs” is defined in Section 4.5.
“Investor Default Amount” means, with respect to any Defaulted Account, an amount equal to the product of (a) the Default Amount and (b) the Allocation Percentage on the day such Account became a Defaulted Account.
“Investor Finance Charge Collections” means, for any Monthly Period, an amount equal to the aggregate amount of Finance Charge Collections (including net recoveries treated as Finance Charge Collections) retained or deposited in the Finance Charge Account for Series 2023-A pursuant to subsection 4.1(b)(i) for such Monthly Period.
“Investor Interchange Allocation Percentage” means, with respect to any Monthly Period, the Allocation Percentage for such Monthly Period with respect to Finance Charge Receivables (or, if a Reset Date occurs during such Monthly Period, the average such Allocation Percentage for such Monthly Period determined as the quotient of the summation of the Allocation Percentages with respect to Finance Charge Receivables for all days during such Monthly Period, divided by the number of days in such Monthly Period).
“Investor Interchange Amount” means, with respect to any Monthly Period, an amount equal to the product of (a) the amount of Interchange attributable to the Accounts for such Monthly Period notified to the Servicer by the RPA Seller pursuant to Section 5.1(l) of the Receivables Purchase Agreement and (b) the Investor Interchange Allocation Percentage for such Monthly Period.
“Investor Principal Collections” means, for any Monthly Period, an amount equal to the aggregate amount of Principal Collections retained or deposited in the Principal Account for Series 2023-A pursuant to subsection 4.1(b)(ii) for such Monthly Period.
“Investor Uncovered Dilution Amount” means an amount equal to the product of (x) the Series Allocation Percentage for the related Monthly Period (determined on a weighted average basis, if one or more Reset Dates occur during that Monthly Period), times (y) the aggregate Dilutions occurring during that Monthly Period as to which any deposit is required to be made to the Excess Funding Account pursuant to Section 3.9(a) of the Transfer and Servicing Agreement or Section 3.9(a) of the Pooling and Servicing Agreement but has not been made; provided that, if the Transferor Amount is greater than zero at the time the deposit referred to in clause (y) is required to be made, the Investor Uncovered Dilution Amount for such amount to be deposited shall be deemed to be zero.
“Maximum Delinquency Percentage” means, for purposes of Series 2023-A, 9.5%.

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“Minimum Transferor Amount” means (a) prior to the Certificate Trust Termination Date, the “Minimum Transferor Amount” under (and as defined in) the Pooling and Servicing Agreement and (b) on and after the Certificate Trust Termination Date, the “Minimum Transferor Amount” as defined in Annex A to the Indenture.
“Monthly Interest” means, for any Distribution Date, the sum of the Class A Monthly Interest and the Class M Monthly Interest for such Distribution Date.
“Monthly Period” means the period from and including the first day of the calendar month preceding a related Distribution Date to and including the last day of such calendar month; provided that the Monthly Period related to the July 2023 Distribution Date shall mean the period from and including the Closing Date to and including the last day of June 2023.
“Monthly Principal” is defined in Section 4.3.
“Monthly Principal Reallocation Amount” means, for any Monthly Period, an amount equal to the sum of:
(a) the lower of (i) the Class A Required Amount and (ii) the greater of (A)(x) the product of (I) 27.00% and (II) the Initial Collateral Amount minus (y) the sum of (I) the amount of unreimbursed Investor Charge-Offs (after giving effect to Investor Charge-Offs for the related Distribution Date), (II) unreimbursed Reallocated Principal Collections (as of the previous Distribution Date) and (III) any reduction to the Collateral Amount pursuant to Section 4.4(f), and (B) zero; and
(b) the lower of (i) the Class M Required Amount and (ii) the greater of (A)(x) the product of (I) 20.50% and (II) the Initial Collateral Amount minus (y) the sum of (I) the amount of unreimbursed Investor Charge-Offs (after giving effect to Investor Charge-Offs for the related Distribution Date), (II) unreimbursed Reallocated Principal Collections (as of the previous Distribution Date and as required in clause (a) above) and (III) any reduction to the Collateral Amount pursuant to Section 4.4(f), and (B) zero.
“Note Principal Balance” means, on any date of determination, an amount equal to the sum of the Class A Note Principal Balance, the Class M Note Principal Balance and the Class B Note Principal Balance.
“Noteholder Servicing Fee” is defined in Section 3.1.
“Percentage Allocation” is defined in subsection 4.1(b)(ii)(x).
“Potential Shortfall” is defined in subsection 4.1(b)(ii)(x).
“Portfolio Yield” means, for any Monthly Period, the annualized percentage (based on a 360-day year of twelve 30-day months or, in the case of the initial Monthly Period, the actual number of days and a 360 day year) equivalent of a fraction, (a) the numerator of which is equal to (i) the aggregate amount of Finance Charge Collections (including net recoveries treated as Finance Charge Collections) allocated to Series 2023-A for such Monthly Period, plus the amounts treated as Available Finance Charge Collections pursuant to clauses (c), (d) and (e) of the definition

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of “Available Finance Charge Collections” minus (ii) the Aggregate Investor Default Amount and the Investor Uncovered Dilution Amount for such Monthly Period and (b) the denominator of which is the Collateral Amount plus amounts on deposit in Principal Accumulation Account, each as of the close of business on the last day of such Monthly Period.
“Principal Account” is defined in Section 4.9(a).
“Principal Accumulation Account” is defined in Section 4.9(a).
“Principal Accumulation Account Balance” means, for any date of determination, the principal amount, if any, on deposit in the Principal Accumulation Account on such date of determination.
“Principal Accumulation Investment Proceeds” means, with respect to each Transfer Date, the investment earnings on funds in the Principal Accumulation Account (net of investment expenses and losses) for the period from and including the immediately preceding Transfer Date to but excluding such Transfer Date.
“Principal Collections” means Collections of Principal Receivables.
“Principal Shortfall” is defined in Section 4.8.
“Qualified Maturity Agreement” means an agreement whereby an Eligible Institution agrees to make a deposit into the Principal Accumulation Account on the Expected Principal Payment Date in an amount equal to the initial Note Principal Balance.
“Rating Agency” means as of any date and with respect to any Class of the Series 2023-A Notes, the nationally recognized statistical rating organizations that have been requested by the Transferor to provide ratings of such class and that are rating the Series 2023-A Notes on such date.
“Rating Agency Condition” means, notwithstanding anything to the contrary in the Indenture, with respect to Series 2023-A and any action subject to such condition, (i) if Standard & Poor’s is a Rating Agency with respect to Series 2023-A, Standard & Poor’s shall have notified the Issuer in writing that such action will not result in a reduction or withdrawal of their respective ratings of any outstanding Class of Series 2023-A Notes and (ii) for any Rating Agency of the Series 2023-A Notes other than Standard & Poor’s, 10 days’ prior written notice (or, if 10 days’ advance notice is impracticable, as much advance notice as is practicable) to each Rating Agency delivered electronically to such email address as may be provided by the applicable Rating Agency.
“Reallocated Principal Collections” means, for any Transfer Date, Investor Principal Collections applied in accordance with Section 4.6 in an amount not to exceed the Monthly Principal Reallocation Amount for the related Monthly Period.
“Reassignment Amount” means, for any Transfer Date, after giving effect to any deposits and distributions otherwise to be made on the related Distribution Date, the sum of (i) the Note Principal Balance on the related Distribution Date, plus (ii) Monthly Interest for the related

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Distribution Date and any Monthly Interest previously due but not distributed to the Series 2023-A Noteholders, plus (iii) the amount of Additional Interest, if any, for the related Distribution Date and any Additional Interest previously due but not distributed to the Series 2023-A Noteholders on a prior Distribution Date.
“Record Date” means, for any Distribution Date, the last Business Day of the Monthly Period preceding such Distribution Date, or with respect to the first Distribution Date, the Closing Date.
“Regulation RR” means Regulation RR (Credit Risk Retention) promulgated by the Securities and Exchange Commission to implement the credit risk retention requirements of Section 15G of the Securities Exchange Act, as in effect as of the date hereof.
“Required Excess Collateral Amount” means, at any time, 16.75% of the Collateral Amount; provided, that:
(a) except as provided in clause (c), the Required Excess Collateral Amount shall never be less than 16.75% of the Initial Collateral Amount;
(b) except as provided in clause (c), the Required Excess Collateral Amount shall not decrease during an Early Amortization Period; and
(c) the Required Excess Collateral Amount shall never be greater than the excess of the Note Principal Balance over the balance on deposit in the Principal Accumulation Account.
“Required Principal Balance” means (a) prior to the Certificate Trust Termination Date, the “Required Principal Balance” under (and as defined in) the Pooling and Servicing Agreement and (b) on and after the Certificate Trust Termination Date, the “Required Principal Balance” as defined in Annex A to the Indenture.
“Required Reserve Account Amount” means, for any Transfer Date on or after the Reserve Account Funding Date, an amount equal to (a) 0.50% of the Note Principal Balance or (b) any other amount designated by the Transferor; provided, however, that if such designation is of a lesser amount, the Transferor shall (i) provide the Servicer and the Indenture Trustee with evidence that the Rating Agency Condition shall have been satisfied and (ii) deliver to the Indenture Trustee a certificate of an Authorized Officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Transferor, such designation will not cause an Early Amortization Event or an event that, after the giving of notice or the lapse of time, would cause an Early Amortization Event to occur with respect to Series 2023-A; and provided, further, that at any time during which the Controlled Accumulation Period Length is equal to one month, the Required Reserve Account Amount shall be zero.
“Required Retained Transferor Percentage” means, for purposes of Series 2023-A, 4.0%.
“Required Seller’s Interest” means, as of any date of determination, the product of (a) 5% and (b) the result of (i) the excess of the outstanding principal balance of all outstanding Classes of Notes other than Risk Retention Retained Notes minus (ii) the principal balance of all funds

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held in segregated principal accumulation accounts that meet the requirements of Rule 5(c)(2) of Regulation RR for the repayment of the principal amount of Notes other than Risk Retention Retained Notes.
“Reserve Account” is defined in Section 4.10(a).
“Reserve Account Funding Date” means the Transfer Date designated by the Servicer which occurs not later than the Transfer Date with respect to the Monthly Period which commences 3 months prior to the commencement of the Controlled Accumulation Period (which commencement shall be subject to postponement pursuant to Section 4.13); provided, however, that subject to satisfaction of the Rating Agency Condition, the Reserve Account Funding Date may be any date selected by the Servicer.
“Reserve Account Surplus” means, as of any Transfer Date following the Reserve Account Funding Date, the amount, if any, by which the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount.
“Reserve Draw Amount” means, with respect to each Transfer Date relating to the Controlled Accumulation Period or the first Transfer Date relating to the Early Amortization Period, the amount, if any, by which the Principal Accumulation Investment Proceeds for such Distribution Date are less than the Covered Amount determined as of such Transfer Date.
“Reset Date” means:
(a) each Addition Date and each “Addition Date” (as such term is defined in the Pooling and Servicing Agreement), in each case relating to Supplemental Accounts;
(b) each Removal Date and each “Removal Date” (as such term is defined in the Pooling and Servicing Agreement) on which, if any Series of Notes or any Series under (and as defined in) the Pooling and Servicing Agreement has been paid in full, Principal Receivables equal to the Initial Collateral Amount for that Series are removed from the Receivables Trust;
(c) each date on which there is an increase in the outstanding balance of any Variable Interest or “Variable Interest” (as such term is defined in the Pooling and Servicing Agreement); and
(d) each date on which a new Series, Class or subclass of Notes is issued and each date on which a new “Series” or “Class” (each as defined in the Pooling and Servicing Agreement) of investor certificates is issued by the Certificate Trust.
“Retained Note Transfer” is defined in Section 1.2.
“Revolving Period” means the period beginning on the Closing Date and ending at the close of business on the day immediately preceding the earlier of the day the Controlled Accumulation Period commences or the day the Early Amortization Period commences.

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“Risk Retention Retained Note” means any Note issued by the Issuer that is retained by Comenity Bank, as sponsor, or a Wholly-owned Affiliate thereof upon initial issuance thereof and at all times thereafter; provided that no Note issued after December 24, 2016 shall be treated as a Risk Retention Retained Note unless designated as a Risk Retention Retained Note pursuant to Section 1.1(d).
“RR Measurement Date” is defined in Section 8.7(d).
“Securities Exchange Act” means the provisions of the Securities Exchange Act of 1934 15 U.S.C. Sections 78a et seq., and any regulations promulgated thereunder.
“Seller’s Interest” means, as of any date of determination, the result of (a) the sum of the aggregate amount of Principal Receivables and the principal amount of any Participations held by the Issuer as of such date of determination, plus (b) the aggregate amount of Principal Collections on deposit in the Collection Account as of such date of determination, minus (c) the aggregate of the principal balances of all outstanding Notes issued by the Issuer as of such date of determination.
“Series 2023-A” means the Series of Notes the terms of which are specified in this Indenture Supplement.
“Series 2023-A Early Amortization Event” is defined in Section 6.1.
“Series 2023-A Final Maturity Date” means the March 2030 Distribution Date.
“Series 2023-A Note” means a Class A Note, a Class M Note or a Class B Note.
“Series 2023-A Noteholder” means a Class A Noteholder, a Class M Noteholder or a Class B Noteholder.
“Series Account” means, (a) with respect to Series 2023-A, the Finance Charge Account, the Principal Account, the Principal Accumulation Account, the Distribution Account and the Reserve Account and (b) with respect to any other Series, the “Series Accounts” for such Series as specified in the Indenture and the applicable Indenture Supplement for such Series.
“Series Allocation Percentage” means, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Allocation Percentage for Finance Charge Collections for that Monthly Period and the denominator of which is the sum of the Allocation Percentages for Finance Charge Receivables for all outstanding Series on such date of determination; provided that if one or more Reset Dates occur in a Monthly Period, the Series Allocation Percentage for the portion of the Monthly Period falling on and after each such Reset Date and prior to any subsequent Reset Date will be determined using a denominator which is equal to the sum of the numerators used in determining the Allocation Percentage for Finance Charge Receivables for all outstanding Series as of the close of business on the subject Reset Date.
“Series Servicing Fee Percentage” means 2% per annum.

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“Series Termination Date” means the earliest to occur of (a) the date on which the Note Principal Balance is paid in full, (b) the date on which the Collateral Amount is reduced to zero and (c) the Series 2023-A Final Maturity Date.
“Servicing Fee Required Amount” means, for any Distribution Date, an amount equal to the excess of the amount described in subsection 4.4(a)(iv) over the amount of the Available Finance Charge Collections applied to pay such amount pursuant to Section 4.4(a).
“Similar Law” means any law substantially similar to the fiduciary responsibility or prohibited transaction sections of ERISA or Section 4975 of the Code.
“Specified Transferor Amount” means, at any time, the Minimum Transferor Amount (including the Additional Minimum Transferor Amount, if any) at that time.
“Surplus Collateral Amount” means, with respect to any Distribution Date, the excess, if any, of the Excess Collateral Amount over the Required Excess Collateral Amount, in each case calculated after giving effect to any deposits into the Principal Accumulation Account and payments of principal on such Distribution Date, but before giving effect to any reduction in the Collateral Amount on such Distribution Date pursuant to Section 4.4(f).
“Target Amount” is defined in subsection 4.1(b)(i).
“Transfer” means any sale, transfer, assignment, exchange, participation, pledge, hypothecation, rehypothecation, or other grant of a security interest in or disposition of, a Note.
“Transferor Amount” means (a) prior to the Certificate Trust Termination Date, the “Transferor Amount” under (and as defined in) the Pooling and Servicing Agreement and (b) on and after the Certificate Trust Termination Date, the “Transferor Amount” as defined in Annex A to the Indenture. For purposes of determining the Transferor Amount on any date of determination, any amount deposited into the Principal Account in respect of a Potential Shortfall shall be deemed not to be on deposit in the Principal Account.
“UK Due Diligence and Retention Requirements” means Articles 5 and 6 of the UK Securitization Regulation, together with (a) all applicable binding technical standards made under the UK Securitization Regulation, (b) any European Union regulatory technical standards or implementing technical standards relating to the EU Securitization Regulation (including such regulatory technical standards or implementing technical standards which are applicable pursuant to any transitional provisions of the EU Securitization Regulation) forming part of United Kingdom domestic law by operation of the European Union (Withdrawal) Act 2018, as amended (the “EUWA”), (c) relevant guidance, policy statements or directions relating to the application of the UK Securitization Regulation (or any binding technical standards) published by the Financial Conduct Authority and/or the Prudential Regulation Authority (or their successors), (d) any guidelines relating to the application of the EU Securitization Regulation which are applicable in the United Kingdom, (e) any other transitional, saving or other provision relevant to the UK Securitization Regulation by virtue of the operation of the EUWA and (f) any other applicable laws, acts, statutory instruments, rules, guidance or policy statements published or enacted relating to the UK Securitization Regulation, in each case, as may be further amended, supplemented or replaced, from time to time.

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“UK Securitization Regulation” means Regulation (EU) 2017/2402 as it forms part of UK domestic law as “retained EU law” by operation of the European Union (Withdrawal) Act 2018, as amended, and as amended by the Securitisation (Amendment) (EU Exit) Regulations 2019 and as further amended.

“Wholly-owned Affiliate” has the meaning specified in Rule 2 of Regulation RR.
(b)    Each capitalized term defined herein shall relate to the Series 2023-A Notes and no other Series of Notes issued by the Trust, unless the context otherwise requires. All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in Annex A to the Master Indenture.
(c)    The interpretive rules specified in Section 1.2 of the Master Indenture also apply to this Indenture Supplement. If any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Master Indenture, the terms and provisions of this Indenture Supplement shall be controlling.
ARTICLE III.

Noteholder Servicing Fee
Section 3.1    Servicing Compensation. The share of the Servicing Fee allocable to Series 2023-A for any Transfer Date (the “Noteholder Servicing Fee”) shall be equal to one-twelfth of the product of (a) the Series Servicing Fee Percentage and (b) the Collateral Amount as of the last day of the Monthly Period preceding such Transfer Date; provided, however, that with respect to the first Transfer Date, the Noteholder Servicing Fee shall be equal to $1,225,271.33. The remainder of the Servicing Fee shall be paid by the holders of the Transferor Interest or the noteholders of other Series (as provided in the related Indenture Supplements) and in no event shall the Trust, the Indenture Trustee or the Series 2023-A Noteholders be liable for the share of the Servicing Fee to be paid by the holders of the Transferor Interest or the noteholders of any other Series.
Section 3.2    Covenants. The parties hereto agree that the covenants set forth in Schedule I shall be a part of this Indenture Supplement for all purposes.
ARTICLE IV.

Rights of Series 2023-A Noteholders and Allocation and Application of Collections
Section 4.1    Collections and Allocations.
(a)    Allocations. Finance Charge Collections, Principal Collections and Defaulted Receivables allocated to Series 2023-A pursuant to Article VIII of the Indenture shall be allocated and distributed as set forth in this Article.
(b)    Allocations to the Series 2023-A Noteholders. The Servicer shall on the Date of Processing, allocate to the Series 2023-A Noteholders the following amounts as set forth below:

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(i)    Allocations of Finance Charge Collections. The Servicer shall allocate to the Series 2023-A Noteholders an amount equal to the product of (A) the Allocation Percentage and (B) the aggregate Finance Charge Collections processed on such Date of Processing and shall deposit such amount into the Finance Charge Account, provided that, with respect to each Monthly Period falling in the Revolving Period (and with respect to that portion of each Monthly Period in the Controlled Accumulation Period falling on or after the day on which Collections of Principal Receivables equal to the related Controlled Deposit Amount have been allocated pursuant to subsection 4.1(b)(ii) and deposited pursuant to Section 4.1(c)), Collections of Finance Charge Receivables shall be transferred into the Finance Charge Account only until such time as the aggregate amount so deposited equals the sum (the “Target Amount”) of (A) the Monthly Interest for the related Distribution Date, (B) if Comenity Bank is not the Servicer, the Noteholder Servicing Fee (and if Comenity Bank is the Servicer, then amounts that otherwise would have been transferred into the Finance Charge Account pursuant to this clause (B) shall instead be returned to Comenity Bank as payment of the Noteholder Servicing Fee), (C) any amount required to be deposited in the Reserve Account on the related Transfer Date and (D) the sum of 150% of the Investor Default Amounts from the prior Monthly Period and any Investor Uncovered Dilution Amounts from the prior Monthly Period; provided further, that, notwithstanding the preceding proviso, if on any Business Day the Servicer determines that the Target Amount for a Monthly Period exceeds the Target Amount for that Monthly Period as previously calculated by Servicer, then (x) Servicer shall (on the same Business Day) inform Transferor of such determination, and (y) within two Business Days of receiving such notice Transferor shall deposit into the Finance Charge Account funds in an amount equal to the amount of Collections of Finance Charge Receivables allocated to the Noteholders for that Monthly Period but not deposited into the Finance Charge Account due to the operation of the preceding proviso (but not in excess of the amount required so that the aggregate amount deposited for the subject Monthly Period equals the Target Amount); and provided, further, if on any Transfer Date the Transferor Amount is less than the Specified Transferor Amount or the aggregate amount of Principal Receivables plus amounts on deposit in the Excess Funding Account is less than the Required Principal Balance after giving effect to all transfers and deposits on that Transfer Date, Transferor shall, on that Transfer Date, deposit into the Principal Account funds in an amount equal to the amounts of Available Finance Charge Collections that are required to be treated as Available Principal Collections pursuant to subsections 4.4(a)(vi) and (vii) but are not available from funds in the Finance Charge Account as a result of the operation of the second preceding proviso.
With respect to any Monthly Period when deposits of Collections of Finance Charge Receivables into the Finance Charge Account are limited to deposits up to the Target Amount in accordance with clause (i) above, notwithstanding such limitation: (1) “Reallocated Principal Collections” for the related Transfer Date shall be calculated as if the full amount of Finance Charge Collections allocated to the Noteholders during that Monthly Period had been deposited in the Finance Charge Account and applied on such Transfer Date in accordance with Section 4.4(a); and (2) Collections of Finance Charge Receivables released to Transferor pursuant to such subsection 4.1(b)(i) shall be deemed, for purposes of all calculations under this Indenture Supplement, to have been retained in the Finance Charge Account and applied to the items specified in Section 4.4(a) to which such amounts would have been applied (and in the priority in

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which they would have been applied) had such amounts been available in the Finance Charge Account on such Transfer Date. To avoid doubt, the calculations referred to in the preceding clause (2) include the calculations required by clause (e) of the definition of Collateral Amount and by the definition of Portfolio Yield.
(ii)    Allocations of Principal Collections. The Servicer shall allocate to the Series 2023-A Noteholders the following amounts as set forth below:
(x)    Allocations During the Revolving Period.
(1)    During the Revolving Period an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing (the product for any such date is hereinafter referred to as a “Percentage Allocation”), shall be allocated to the Series 2023-A Noteholders and such amount shall be applied as follows: (I) first, if there shall not have been credited to the Finance Charge Account an amount equal to the sum of the amount of Monthly Interest distributable from the Distribution Account with respect to the Notes issued pursuant to this Indenture Supplement and, if Comenity Bank is not the Servicer, the Noteholder Servicing Fee for such Monthly Period (the amount of any such shortfall in the Finance Charge Account being hereinafter referred to as the “Potential Shortfall”), retained in the Collection Account in an amount equal to the amount of the Potential Shortfall, (II) second, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Distribution Date, (III) third, deposited in the Excess Funding Account to the extent necessary so that the Transferor Amount is not less than the Specified Transferor Amount and the aggregate amount of Principal Receivables plus amounts on deposit in the Excess Funding Account is not less than the Required Principal Balance and (IV) fourth, paid to the holders of the Transferor Interest; provided that if on any date the aggregate amount retained in the Collection Account in respect of clause (I) exceeds the Potential Shortfall, such excess amount shall be applied pursuant to clauses (II) through (IV) so that the amount retained in the Collection Account in respect of clause (I) equals the Potential Shortfall; and provided further that the aggregate amount of Principal Collections retained in the Collection Account in respect of clause (I) shall be transferred to the Principal Account on the related Transfer Date to the extent required to be applied as Reallocated Principal Collections.
(2)    With respect to each Monthly Period falling in the Revolving Period, to the extent that Collections of Principal Receivables allocated to the Series 2023-A Noteholders pursuant to this subsection 4.1(b)(ii) are paid to Transferor, Transferor shall make an amount equal to the Reallocated Principal Collections for the related Transfer Date available on that Transfer Date for application in accordance with Section 4.6.

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(y)    Allocations During the Controlled Accumulation Period. During the Controlled Accumulation Period an amount equal to the Percentage Allocation shall be allocated to the Series 2023-A Noteholders and such amount shall be applied as follows: (I) first, if there is a Potential Shortfall, retained in the Collection Account in an amount equal to the amount of the Potential Shortfall, (II) second, transferred to the Principal Account until the sum of the portion of such Percentage Allocation and all preceding Percentage Allocations with respect to the same Monthly Period that have been transferred to the Principal Account for such purpose equals the Controlled Deposit Amount for the related Distribution Date, (III) third, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Distribution Date, (IV) fourth, deposited in the Excess Funding Account to the extent necessary so that the Transferor Amount is not less than the Specified Transferor Amount and the aggregate amount of Principal Receivables plus amounts on deposit in the Excess Funding Account is not less than the Required Principal Balance and (V) fifth, paid to the holders of the Transferor Interest; provided that if on any date the aggregate amount retained in the Collection Account in respect of clause (I) exceeds the Potential Shortfall, such excess amount shall be applied pursuant to clauses (II) through (V) so that the amount credited to the Principal Account in respect of clause (I) equals the Potential Shortfall; and provided further that the aggregate amount of Principal Collections retained in the Collection Account in respect of clause (I) shall be transferred to the Principal Account on the related Transfer Date to the extent required to be applied as Reallocated Principal Collections.
(z)    Allocations During the Early Amortization Period. During the Early Amortization Period, an amount equal to the Percentage Allocation shall be allocated to the Series 2023-A Noteholders and applied as follows: (I) first, if there is a Potential Shortfall, retained in the Collection Account in an amount equal to the amount of the Potential Shortfall, (II) second, transferred to the Principal Account until the sum of the portion of such Percentage Allocation and all preceding Percentage Allocations that have been transferred to the Principal Account for such purpose equals the Note Principal Balance; (III) third, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Distribution Date, (IV) fourth, deposited in the Excess Funding Account to the extent necessary so that the Transferor Amount is not less than the Specified Transferor Amount and the aggregate amount of Principal Receivables plus amounts on deposit in the Excess Funding Account is not less than the Required Principal Balance and (V) fifth, paid to the holders of the Transferor Interest; provided that if on any date the aggregate amount transferred to the Principal Account in respect of clause (I) exceeds the Potential Shortfall, such excess amount shall be applied pursuant to clauses (II) through (V) so that the amount retained in the Collection Account in respect of clause (I) equals the Potential Shortfall; and provided further that the aggregate amount of Principal Collections retained in the

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Collection Account in respect of clause (I) shall be transferred to the Principal Account on the related Transfer Date to the extent required to be applied as Reallocated Principal Collections.
(c)    During any period when Servicer is permitted by Section 4.3 of the Pooling and Servicing Agreement or Section 8.4 of the Indenture to make a single monthly deposit to the Collection Account, amounts allocated to the Noteholders pursuant to Sections 4.1(a) and (b) with respect to any Monthly Period need not be deposited into the Collection Account or any Series Account prior to the related Transfer Date, and, when so deposited, (x) may be deposited net of any amounts required to be distributed to Transferor and, if Comenity Bank is Servicer, Servicer, and (y) shall be deposited into the Finance Charge Account (in the case of Collections of Finance Charge Receivables) and the Principal Account (in the case of Collections of Principal Receivables (not including any Shared Principal Collections allocated to Series 2023-A pursuant to Section 4.15 of the Pooling and Servicing Agreement or Section 8.5 of the Indenture)).
(d)    On any date, Servicer may withdraw from the Collection Account or any Series Account any amounts inadvertently deposited in such account that should have not been so deposited.
(e)    Allocations of Interchange. Notwithstanding anything to the contrary in Section 4.1(b) of this Supplement or in the Indenture, Interchange for each Monthly Period equal to the Investor Interchange Amount shall be allocated to the Noteholders of the Series issued pursuant to this Indenture Supplement, and shall be deposited into the Finance Charge Account not later 12:00 noon, New York City time, on the Transfer Date following the related Monthly Period.
Section 4.2    Determination of Monthly Interest.
(a)    The amount of monthly interest (“Class A Monthly Interest”) distributable from the Distribution Account with respect to the Class A Notes for any Interest Period on the related Distribution Date shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is 30 and the denominator of which is 360, times (B) the Class A Note Interest Rate in effect with respect to the related Distribution Period and (ii) the Class A Note Principal Balance as of the close of business on the last day of the preceding Monthly Period (or, with respect to the initial Distribution Date, the Class A Note Initial Principal Balance); provided that the Class A Monthly Interest for the July 2023 Distribution Date shall be $2,879,527.78.
On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the “Class A Deficiency Amount”), of (x) the aggregate amount accrued pursuant to this Section 4.2(a) as of the prior Distribution Date over (y) the amount actually transferred from the Distribution Account for payment of such amount. If the Class A Deficiency Amount for any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class A Deficiency Amount is fully paid, an additional amount (“Class A Additional Interest”) equal to the product of (i) (A) a fraction, the numerator of which is 30 and the denominator of which is 360, times (B) the Class A Note Interest Rate in effect with respect to the related Distribution Period plus 2% per annum and (ii) such Class A Deficiency Amount (or the portion thereof which has not been paid to the Class A Noteholders) shall be payable as provided herein with respect to the Class A Notes. Notwithstanding anything to the contrary herein, Class

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A Additional Interest shall be payable or distributed to the Class A Noteholders only to the extent permitted by applicable law.
(b)    The amount of monthly interest (“Class M Monthly Interest”) distributable from the Distribution Account with respect to the Class M Notes for any Interest Period on the related Distribution Date shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is 30 and the denominator of which is 360, times (B) the Class M Note Interest Rate in effect with respect to the related Distribution Period and (ii) the Class M Note Principal Balance as of the close of business on the last day of the preceding Monthly Period (or, with respect to the initial Distribution Date, the Class M Note Initial Principal Balance); provided that the Class M Monthly Interest for the July 2023 Distribution Date shall be $269,170.37.
On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the “Class M Deficiency Amount”), of (x) the aggregate amount accrued pursuant to this Section 4.2(b) as of the prior Distribution Date over (y) the amount actually transferred from the Distribution Account for payment of such amount. If the Class M Deficiency Amount for any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class M Deficiency Amount is fully paid, an additional amount (“Class M Additional Interest”) equal to the product of (i) (A) a fraction, the numerator of which is 30 and the denominator of which is 360, times (B) the Class M Note Interest Rate in effect with respect to the related Distribution Period plus 2% per annum and (ii) such Class M Deficiency Amount (or the portion thereof which has not been paid to the Class M Noteholders) shall be payable as provided herein with respect to the Class M Notes. Notwithstanding anything to the contrary herein, Class M Additional Interest shall be payable or distributed to the Class M Noteholders only to the extent permitted by applicable law.
Section 4.3    Determination of Monthly Principal. The amount of monthly principal to be transferred from the Principal Account with respect to the Notes on each Transfer Date (the “Monthly Principal”), beginning with the Transfer Date in the month following the month in which the Controlled Accumulation Period or, if earlier, the Early Amortization Period, begins, shall be equal to the least of (i) the Available Principal Collections on deposit in the Principal Account with respect to such Transfer Date, (ii) for each Transfer Date with respect to the Controlled Accumulation Period, the Controlled Deposit Amount for such Transfer Date, (iii) the Collateral Amount (after taking into account any adjustments to be made on such Distribution Date pursuant to Sections 4.4, 4.5 and 4.6) prior to any deposit into the Principal Accumulation Account on such Transfer Date, and (iv) the Note Principal Balance, minus any amount already on deposit in the Principal Accumulation Account on such Transfer Date.
Section 4.4    Application of Available Finance Charge Collections and Available Principal Collections. On or before each Transfer Date, the Servicer shall instruct the Indenture Trustee in writing (which writing shall be substantially in the form of Exhibit B) to withdraw and the Indenture Trustee, acting in accordance with such instructions, shall withdraw on such Transfer Date or related Distribution Date, as applicable, to the extent of available funds, the amount required to be withdrawn from the Finance Charge Account, the Principal Account, the Principal Accumulation Account and the Distribution Account as follows:

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(a)    On each Transfer Date, an amount equal to the Available Finance Charge Collections with respect to the related Distribution Date will be distributed or deposited in the following priority:
(i)    an amount equal to Class A Monthly Interest for such Distribution Date, plus any Class A Deficiency Amount, plus the amount of any Class A Additional Interest for such Distribution Date, plus the amount of any Class A Additional Interest previously due but not distributed to Class A Noteholders on a prior Distribution Date shall be deposited by the Servicer or Indenture Trustee into the Distribution Account;
(ii)    an amount equal to Class M Monthly Interest for such Distribution Date, plus any Class M Deficiency Amount, plus the amount of any Class M Additional Interest for such Distribution Date, plus the amount of any Class M Additional Interest previously due but not distributed to Class M Noteholders on a prior Distribution Date shall be deposited by the Servicer or Indenture Trustee into the Distribution Account;
(iii)    [reserved];
(iv)    an amount equal to the Noteholder Servicing Fee for such Transfer Date, plus the amount of any Noteholder Servicing Fee previously due but not distributed to the Servicer on a prior Transfer Date, shall be distributed to the Servicer;
(v)    [reserved];
(vi)    an amount equal to the Aggregate Investor Default Amount and any Investor Uncovered Dilution Amount for such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date and, during the Controlled Accumulation Period or the Early Amortization Period, deposited into the Principal Account on the related Transfer Date;
(vii)    an amount equal to the sum of the aggregate amount of Investor Charge-Offs and the amount of Reallocated Principal Collections which have not been previously reimbursed pursuant to this subsection (vii) shall be treated as a portion of Available Principal Collections for such Distribution Date;
(viii)    [reserved];
(ix)    on each Transfer Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve Account terminates as described in Section 4.10(f), an amount equal to the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount shall be deposited into the Reserve Account as provided in Section 4.10(a);
(x)    [reserved];
(xi)    any amounts designated in writing by the Transferor to the Servicer and Indenture Trustee as amounts to be paid from Available Finance Charge Collections shall be paid in accordance with the Transferor’s instructions; and

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(xii)    the balance, if any, will constitute a portion of Excess Finance Charge Collections for such Distribution Date.
(b)    On each Transfer Date with respect to the Revolving Period, an amount equal to the Available Principal Collections for the related Monthly Period shall be treated as Shared Principal Collections and applied in accordance with Section 8.5 of the Indenture.
(c)    On each Transfer Date with respect to the Controlled Accumulation Period or the Early Amortization Period, an amount equal to the Available Principal Collections for the related Monthly Period shall be distributed or deposited in the following order of priority:
(i)    during the Controlled Accumulation Period, an amount equal to the Monthly Principal for such Transfer Date shall be deposited into the Principal Accumulation Account;
(ii)    during the Early Amortization Period, an amount equal to the Monthly Principal for such Transfer Date shall be deposited into the Distribution Account on such Transfer Date and on each subsequent Transfer Date for payment to the Class A Noteholders on the related Distribution Date until the Class A Note Principal Balance has been paid in full;
(iii)    during the Early Amortization Period, after giving effect to the distribution referred to in clause (ii) above, an amount equal to the Monthly Principal remaining, if any, shall be deposited into the Distribution Account on such Transfer Date and on each subsequent Transfer Date for payment to the Class M Noteholders on the related Distribution Date until the Class M Note Principal Balance has been paid in full;
(iv)    during the Early Amortization Period, after giving effect to the distribution referred to in clauses (ii) and (iii) above, an amount equal to the Monthly Principal remaining, if any, shall be deposited into the Distribution Account on such Transfer Date and on each subsequent Transfer Date for payment to the Class B Noteholders on the related Distribution Date until the Class B Note Principal Balance has been paid in full; and
(v)    in the case of each of the Controlled Accumulation Period and the Early Amortization Period, the balance of such Available Principal Collections remaining after application in accordance with clauses (i) through (iv) above shall be treated as Shared Principal Collections and applied in accordance with Section 8.5 of the Indenture.
(d)    On each Distribution Date, the Indenture Trustee, acting in accordance with the instructions of the Servicer, shall pay in accordance with Section 5.2 to the Class A Noteholders from the Distribution Account, the amount deposited into the Distribution Account pursuant to subsection 4.4(a)(i) on the preceding Transfer Date and to the Class M Noteholders from the Distribution Account, the amount deposited into the Distribution Account pursuant to subsection 4.4(a)(ii) on the preceding Transfer Date.
(e)    On the earlier to occur of (i) the first Transfer Date with respect to the Early Amortization Period and (ii) the Transfer Date immediately preceding the Expected Principal

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Payment Date, the Indenture Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Principal Accumulation Account and deposit into the Distribution Account amounts necessary to pay first, to the Class A Noteholders, an amount equal to the Class A Note Principal Balance, second, to the Class M Noteholders, an amount equal to the Class M Note Principal Balance, and third, to the Class B Noteholders, an amount equal to the Class B Note Principal Balance. The Indenture Trustee, acting in accordance with the instructions of the Servicer, shall in accordance with Section 5.2 pay from the Distribution Account to the Class A Noteholders, the Class M Noteholders and the Class B Noteholders, as applicable, the amounts deposited for the account of such Noteholders into the Distribution Account pursuant to this Section 4.4(e).
(f)    As of any Distribution Date during the Controlled Accumulation Period or Early Amortization Period, the Collateral Amount shall be reduced by the Surplus Collateral Amount.
Section 4.5    Investor Charge-Offs. On each Determination Date, the Servicer shall calculate the Aggregate Investor Default Amount and any Investor Uncovered Dilution Amount for the related Distribution Date. If, on any Distribution Date, the sum of the Aggregate Investor Default Amount and any Investor Uncovered Dilution Amount for such Distribution Date exceeds the amount of Available Finance Charge Collections allocated with respect thereto pursuant to subsection 4.4(a)(vi) with respect to such Distribution Date, the Collateral Amount will be reduced (but not below zero) by the amount of such excess (such reduction, an “Investor Charge-Off”).
Section 4.6    Reallocated Principal Collections. On each Transfer Date, the Servicer shall apply, or shall instruct the Indenture Trustee in writing to apply, Reallocated Principal Collections with respect to that Transfer Date, to fund any deficiency pursuant to and in the priority set forth in subsections 4.4(a)(i), (ii), (iii) and (iv). On each Transfer Date, the Collateral Amount shall be reduced (but not below zero) by the amount of Reallocated Principal Collections for such Transfer Date.
Section 4.7    Excess Finance Charge Collections. Series 2023-A shall be an Excess Allocation Series with respect to Group One only. For this purpose, each outstanding series of certificates issued by World Financial Network Master Trust (other than series represented by the Collateral Certificate) shall be deemed to be a Series in Group One. Subject to Section 8.6 of the Indenture, Excess Finance Charge Collections with respect to the Excess Allocation Series in Group One for any Transfer Date will be allocated to Series 2023-A in an amount equal to the product of (x) the aggregate amount of Excess Finance Charge Collections with respect to all the Excess Allocation Series in Group One for such Distribution Date and (y) a fraction, the numerator of which is the Finance Charge Shortfall for Series 2023-A for such Distribution Date and the denominator of which is the aggregate amount of Finance Charge Shortfalls for all the Excess Allocation Series in Group One for such Distribution Date. The “Finance Charge Shortfall” for Series 2023-A for any Distribution Date will be equal to the excess, if any, of (a) the full amount required to be paid, without duplication, pursuant to subsections 4.4(a)(i) through (xi) on such Distribution Date over (b) the Available Finance Charge Collections with respect to such Distribution Date (excluding any portion thereof attributable to Excess Finance Charge Collections).

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Section 4.8    Shared Principal Collections. Subject to Section 4.4 of the Pooling and Servicing Agreement and Section 8.5 of the Indenture, Shared Principal Collections allocable to Series 2023-A on any Transfer Date will be equal to the product of (x) the aggregate amount of Shared Principal Collections with respect to all Principal Sharing Series for such Transfer Date and (y) a fraction, the numerator of which is the Principal Shortfall for Series 2023-A for such Transfer Date and the denominator of which is the aggregate amount of Principal Shortfalls for all the Series which are Principal Sharing Series for such Transfer Date. For this purpose, each outstanding series of certificates issued by World Financial Network Master Trust (other than series represented by the Collateral Certificate) shall be deemed to be a Principal Sharing Series. The “Principal Shortfall” for Series 2023-A will be equal to (a) for any Transfer Date with respect to the Revolving Period or any Transfer Date during the Early Amortization Period prior to the earlier of (i) the Expected Principal Payment Date and (ii) the date on which all outstanding Series are in early amortization periods, zero, (b) for any Transfer Date with respect to the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount with respect to such Transfer Date over the amount of Available Principal Collections for such Transfer Date (excluding any portion thereof attributable to Shared Principal Collections) and (c) for any Transfer Date on or after the earlier of (i) the Expected Principal Payment Date and (ii) the date on which all outstanding Series are in early amortization periods, the Note Principal Balance.
Section 4.9    Certain Series Accounts.
(a)    The Indenture Trustee shall establish and maintain with an Eligible Institution, which may be the Indenture Trustee or an affiliate thereof, on behalf of the Trust, for the benefit of the Series 2023-A Noteholders, four segregated trust accounts (the “Finance Charge Account”, the “Principal Account”, the “Principal Accumulation Account” and the “Distribution Account”). The Principal Account, the Principal Accumulation Account and the Distribution Account shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2023-A Noteholders. The Finance Charge Account shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2023-A Noteholders. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Finance Charge Account, the Principal Account, the Principal Accumulation Account and the Distribution Account and in all proceeds thereof. The Finance Charge Account, the Principal Account, the Principal Accumulation Account and the Distribution Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series 2023-A Noteholders. If at any time the institution holding the Finance Charge Account, the Principal Account, the Principal Accumulation Account and the Distribution Account ceases to be an Eligible Institution, the Transferor shall notify the Indenture Trustee in writing, and the Indenture Trustee upon being notified (or the Servicer on its behalf) shall, within ten (10) Business Days, establish a new Finance Charge Account, a new Principal Account, a new Principal Accumulation Account and a new Distribution Account meeting the conditions specified above with an Eligible Institution, and shall transfer any cash or any investments to such new Finance Charge Account, new Principal Account, new Principal Accumulation Account and new Distribution Account. The Indenture Trustee, at the written direction of the Servicer, shall (i) make withdrawals from the Finance Charge Account, the Principal Account, the Principal Accumulation Account and the Distribution Account from time to time, in the amounts and for the purposes set forth in this Indenture Supplement, and (ii) on each Transfer Date (from and after the commencement of the Controlled Accumulation Period) prior to the termination of the Principal

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Accumulation Account, make deposits into the Principal Accumulation Account in the amounts specified in, and otherwise in accordance with, subsection 4.4(c)(i). Indenture Trustee at all times shall maintain accurate records reflecting each transaction in the Finance Charge Account, the Principal Account, the Principal Accumulation Account and the Distribution Account.
(b)    Funds on deposit in the Finance Charge Account, the Principal Account, the Principal Accumulation Account and the Distribution Account, from time to time shall be invested and reinvested at the direction of the Servicer by the Indenture Trustee in Eligible Investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date.
On each Transfer Date with respect to the Controlled Accumulation Period and on the first Transfer Date with respect to the Early Amortization Period, the Indenture Trustee, acting at the Servicer’s direction given on or before such Transfer Date, shall transfer from the Principal Accumulation Account to the Finance Charge Account the Principal Accumulation Investment Proceeds on deposit in the Principal Accumulation Account for application as Available Finance Charge Collections in accordance with Section 4.4.
Principal Accumulation Investment Proceeds (including reinvested interest) shall not be considered part of the amounts on deposit in the Principal Accumulation Account for purposes of this Indenture Supplement.
Section 4.10    Reserve Account.
(a)    The Indenture Trustee shall establish and maintain with an Eligible Institution, which may be the Indenture Trustee or an affiliate thereof, on behalf of the Trust, for the benefit of the Series 2023-A Noteholders, a segregated trust account (the “Reserve Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2023-A Noteholders. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series 2023-A Noteholders. If at any time the institution holding the Reserve Account ceases to be an Eligible Institution, the Transferor shall notify the Indenture Trustee, and the Indenture Trustee upon being notified (or the Servicer on its behalf) shall, within ten (10) Business Days, establish a new Reserve Account meeting the conditions specified above with an Eligible Institution, and shall transfer any cash or any investments to such new Reserve Account. The Indenture Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Reserve Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set forth in this Indenture Supplement, and (ii) on each Transfer Date (from and after the Reserve Account Funding Date) prior to termination of the Reserve Account, make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with, subsection 4.4(a)(ix).
(b)    Funds on deposit in the Reserve Account shall be invested at the written direction of the Servicer by the Indenture Trustee in Eligible Investments. Funds on deposit in the Reserve Account on any Transfer Date, after giving effect to any withdrawals from the Reserve Account

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on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date.
On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Reserve Account shall be retained in the Reserve Account (to the extent that the Available Reserve Account Amount is less than the Required Reserve Account Amount) and the balance, if any, shall be deposited into the Finance Charge Account and included in Available Finance Charge Collections for such Transfer Date. For purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Indenture Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.
(c)    On or before each Transfer Date with respect to the Controlled Accumulation Period and on or before the first Transfer Date with respect to the Early Amortization Period, the Servicer shall calculate the Reserve Draw Amount; provided, however, that such amount will be reduced to the extent that funds otherwise would be available for deposit in the Reserve Account under subsection 4.4(a)(ix) with respect to such Transfer Date.
(d)    If for any Transfer Date the Reserve Draw Amount is greater than zero, the Reserve Draw Amount, up to the Available Reserve Account Amount, shall be withdrawn from the Reserve Account on such Transfer Date by the Indenture Trustee (acting in accordance with the written instructions of the Servicer) and deposited into the Finance Charge Account for application as Available Finance Charge Collections for such Transfer Date.
(e)    If the Reserve Account Surplus on any Transfer Date, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Transfer Date, is greater than zero, the Indenture Trustee, acting in accordance with the written instructions of the Servicer, shall withdraw from the Reserve Account an amount equal to such Reserve Account Surplus and distribute any such amounts to the holders of the Transferor Interest.
(f)    Upon the earliest to occur of (i) the termination of the Trust pursuant to Article VIII of the Trust Agreement, (ii) the first Transfer Date relating to the Early Amortization Period and (iii) the Transfer Date immediately preceding the Expected Principal Payment Date, the Indenture Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Series 2023-A Noteholders that are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account all amounts, if any, on deposit in the Reserve Account and deposit such amounts into the Finance Charge Account for application in the priority set forth in Section 4.4(a), to the extent such payments or deposits have not been made pursuant to Section 4.4(a). The Reserve Account shall thereafter be automatically terminated for purposes of this Indenture Supplement.
Section 4.11    [Reserved.]
Section 4.12    Investment Instructions.
(a)    Any investment instructions required to be given to the Indenture Trustee pursuant to the terms hereof must be given to the Indenture Trustee no later than 11:00 a.m., New York City time, on the date such investment is to be made. In the event the Indenture Trustee receives such

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investment instruction later than such time, the Indenture Trustee may, but shall have no obligation to, make such investment. In the event the Indenture Trustee is unable to make an investment required in an investment instruction received by the Indenture Trustee after 11:00 a.m., New York City time, on such day, such investment shall be made by the Indenture Trustee on the next succeeding Business Day. In no event shall the Indenture Trustee be liable for any investment not made pursuant to investment instructions received after 11:00 a.m., New York City time, on the day such investment is requested to be made.
(b)     Eligible Investments in the Series Accounts as consists of instruments, deposit accounts, negotiable documents, money, goods, letters of credit, and advices of credit shall be held in the State of New York and/or Illinois. Eligible Investments as constitutes investment property shall be held through a securities intermediary, which securities intermediary shall agree with the Indenture Trustee that (a) such investment property shall at all times be credited to a securities account of the Indenture Trustee, (b) such securities intermediary shall treat the Indenture Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (c) all property credited to such securities account shall be treated as a financial asset, (d) such securities intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (e) such securities intermediary will not agree with any person or entity other than the Indenture Trustee to comply with entitlement orders originated by such other person or entity, (f) such securities accounts and the property credited thereto shall not be subject to any lien, security interest or right of set-off in favor of such securities intermediary or anyone claiming through it (other than the Indenture Trustee), (g) such agreement shall be governed by the laws of the State of New York and (h) the account agreement establishing a securities account with such institution shall provide that the account agreement is governed solely by the law of New York and that the law of the State of New York shall govern all issues specified in Article 2(1) of the Hague Securities Convention; and such institution acting as securities intermediary shall have and shall continue to have at all relevant times one or more offices (within the meaning of the Hague Securities Convention) in the United States of America which satisfies the “qualifying office” condition provided in the second sentence of Article 4(1) of the Hague Securities Convention. Terms used in the preceding sentence that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC.
(c)    The Indenture Trustee, in its capacity as securities intermediary, represents that:
(i)    it is a “securities intermediary,” as such term is defined in Section 8-102(a)(14)(B) of the relevant UCC, that in the ordinary course of its business maintains “securities accounts” for others, as such term is used in Section 8-501 of the relevant UCC, and an “intermediary” as defined in the Hague Securities Convention; and
(ii)    the Indenture Trustee is not a “clearing corporation,” as such term is defined in Section 8-102(a)(5) of the relevant UCC.
(d)    The Indenture Trustee, in its capacity as securities intermediary, agrees that:
(i)    pursuant to Section 8-110(e)(1) of the relevant UCC for purposes of the relevant UCC and the Hague Securities Convention, the local law of the jurisdiction of the

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Indenture Trustee as securities intermediary is the law of the State of New York. Further, the law of the State of New York shall govern all issues specified in Article 2(1) of the Hague Securities Convention, the “securities intermediary's jurisdiction” as defined in the relevant UCC shall be the State of New York;
(ii)    the Indenture Trustee has and shall continue to have at all relevant times one or more offices (within the meaning of the Hague Securities Convention) in the United States of America, which satisfies the “qualifying office” condition provided in the second sentence of Article 4(1) of the Hague Securities Convention.
(e)    To the extent that there are any other agreements with the Indenture Trustee governing the Series Accounts (any or each of such agreements, also an “Account Agreement”), the parties agree that each and every such agreement is hereby amended to provide that with respect to the Series Accounts, the law applicable to all issues specified in Article 2(1) of the Hague Securities Convention shall be the laws of the State of New York.
Section 4.13    Controlled Accumulation Period. The Controlled Accumulation Period is scheduled to commence at the beginning of business on May 1, 2025, provided that if the Controlled Accumulation Period Length (determined as described below) on any Determination Date on or after the January 2025 Determination Date is less than 12 months, upon written notice to the Indenture Trustee, Transferor and each Rating Agency, Servicer shall postpone the date on which the Controlled Accumulation Period actually commences so that the number of Monthly Periods in the Controlled Accumulation Period will equal the Controlled Accumulation Period Length; provided that (i) the length of the Controlled Accumulation Period will not be less than one month, (ii) such determination of the Controlled Accumulation Period Length shall be made on each Determination Date on and after the January 2025 Determination Date but prior to the commencement of the Controlled Accumulation Period, and any postponement of the Controlled Accumulation Period shall be subject to the subsequent lengthening of the Controlled Accumulation Period to the Controlled Accumulation Period Length determined on any subsequent Determination Date, but the Controlled Accumulation Period shall in no event commence prior to May 1, 2025, and (iii) notwithstanding any other provision of this Indenture Supplement to the contrary, no postponement of the Controlled Accumulation Period shall be made after an Early Amortization Event shall have occurred and be continuing with respect to any other Series. The “Controlled Accumulation Period Length” will mean a number of whole months such that the amount available for distribution of principal on the Class A Notes, the Class M Notes and the Class B Notes on the Expected Principal Payment Date is expected to equal or exceed the Note Principal Balance, assuming for this purpose that (1) the payment rate with respect to Principal Collections remains constant at the lowest level of such payment rate during the twelve preceding Monthly Periods (or such lower payment rate as Servicer may select), (2) the total amount of Principal Receivables in the Trust (and the principal amount on deposit in the Excess Funding Account, if any) remains constant at the level on such date of determination, (3) no Early Amortization Event with respect to any Series will subsequently occur and (4) no additional Series (other than any Series being issued on such date of determination) will be subsequently issued; provided that the Servicer may on any Determination Date increase the Controlled Accumulation Period Length calculated as described in the preceding sentence by either 1 month or 2 months. Any notice by Servicer modifying the commencement of the Controlled Accumulation Period pursuant to this Section 4.13 shall specify (i) the Controlled Accumulation Period Length, (ii) the

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commencement date of the Controlled Accumulation Period and (iii) the Controlled Accumulation Amount with respect to each Monthly Period during the Controlled Accumulation Period. The Servicer shall calculate the Controlled Accumulation Period Length on each Determination Date prior to the January 2025 Determination Date as necessary to determine the Reserve Account Funding Date.
Section 4.14    Suspension of Controlled Accumulation Period.
(a)    The commencement of the Controlled Accumulation Period shall be suspended upon delivery by the Servicer to the Indenture Trustee of (i) an Officer’s Certificate stating that all conditions precedent to such suspension set forth in this Section 4.14 have been satisfied, (ii) a copy of an executed Qualified Maturity Agreement, and (iii) an Opinion of Counsel addressed to the Indenture Trustee as to the due authorization, execution and delivery and the validity and enforceability of such Qualified Maturity Agreement. The Servicer shall deliver a prior notice to the Rating Agencies of such suspension. The Issuer does hereby transfer, assign, set-over, and otherwise convey to the Indenture Trustee for the benefit of the Series 2023-A Noteholders, without recourse, all of its rights under any Qualified Maturity Agreement obtained in accordance with this Section 4.14 and all proceeds thereof. Such property shall constitute part of the Trust Estate for all purposes of the Indenture. The foregoing transfer, assignment, set-over and conveyance does not constitute and is not intended to result in a creation or an assumption by the Indenture Trustee or any Noteholder of any obligation of the Issuer or any other Person in connection with a Qualified Maturity Agreement or under any agreement or instrument relating thereto.
The Indenture Trustee hereby acknowledges its acceptance, to the extent validly transferred, assigned, set-over or otherwise conveyed to the Indenture Trustee, for the benefit of the Series 2023-A Noteholders, of all of the rights previously held by the Issuer under any Qualified Maturity Agreement obtained by the Issuer and all proceeds thereof, and declares that it shall hold such rights upon the trust set forth herein and in the Agreement, and subject to the terms hereof and thereof, for the benefit of the Series 2023-A Noteholders.
(b)    The Issuer shall cause the provider of each Qualified Maturity Agreement to deposit into the Principal Accumulation Account on or before the Expected Principal Payment Date an amount equal to the initial Note Principal Balance; provided, however, that, if provided in the related Qualified Maturity Agreement, all or a portion of such deposits may be funded with the proceeds of the issuance of a new Series or with the Available Principal Collections with respect to such Transfer Date. The amounts so deposited shall be applied on the Expected Principal Payment Date pursuant to Section 4.4(c) as if the commencement of the Controlled Accumulation Period had not been suspended.
(c)    Each Qualified Maturity Agreement shall terminate at the close of business on the Expected Principal Payment Date; provided, however, that the Issuer shall terminate a Qualified Maturity Agreement prior to such Distribution Date, with notice to each Rating Agency, if (i) the Available Reserve Account Amount equals the Required Reserve Account Amount and (ii) one of the following events occurs: (A) the Issuer obtains a substitute Qualified Maturity Agreement, (B) the provider of the Qualified Maturity Agreement ceases to qualify as an Eligible Institution and the Issuer is unable to obtain a substitute Qualified Maturity Agreement or (C) an Early

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Amortization Event occurs. In the event that the provider of a Qualified Maturity Agreement ceases to qualify as an Eligible Institution, the Issuer shall use its best efforts to obtain a substitute Qualified Maturity Agreement.
(d)    If a Qualified Maturity Agreement is terminated prior to the earlier of the Expected Principal Payment Date and the commencement of the Early Amortization Period and the Issuer does not obtain a substitute Qualified Maturity Agreement, the Controlled Accumulation Period shall commence on the latest of (i) the beginning of business on May 1, 2025, (ii) the date to which the commencement of the Controlled Accumulation Period is postponed pursuant to Section 4.13 (as determined on the date of such termination) and (iii) the first day of the Monthly Period following the date of such termination.
ARTICLE V.

Delivery of Series 2023-A Notes; Distributions; Reports to Series 2023-A Noteholders
Section 5.1    Delivery and Payment for the Series 2023-A Notes. The Owner Trustee, on behalf of the Issuer, shall execute and issue, and the Indenture Trustee shall authenticate, the Series 2023-A Notes in accordance with Section 2.3 of the Indenture. The Indenture Trustee shall deliver the Series 2023-A Notes to or upon the written order of the Trust when so authenticated.
Section 5.2    Distributions.
(a)    On each Distribution Date, the Indenture Trustee shall distribute to each Class A Noteholder of record on the related Record Date (other than as provided in Section 11.2 of the Indenture) such Class A Noteholder’s pro rata share of the amounts on deposit in the Distribution Account that are allocated and available on such Distribution Date and as are payable to the Class A Noteholders pursuant to this Indenture Supplement.
(b)    On each Distribution Date, the Indenture Trustee shall distribute to each Class M Noteholder of record on the related Record Date (other than as provided in Section 11.2 of the Indenture) such Class M Noteholder’s pro rata share of the amounts on deposit in the Distribution Account that are allocated and available on such Distribution Date and as are payable to the Class M Noteholders pursuant to this Indenture Supplement.
(c)    On each Distribution Date, the Indenture Trustee shall distribute to each Class B Noteholder of record on the related Record Date (other than as provided in Section 11.2 of the Indenture) such Class B Noteholder’s pro rata share of the amounts on deposit in the Distribution Account that are allocated and available on such Distribution Date and as are payable to the Class B Noteholders pursuant to this Indenture Supplement.
(d)    The distributions to be made pursuant to this Section 5.2 are subject to the provisions of Sections 2.6, 6.1 and 7.1 of the Transfer and Servicing Agreement, Section 11.2 of the Indenture and Section 7.1 of this Indenture Supplement.
(e)    Except as provided in Section 11.2 of the Indenture with respect to a final distribution, distributions to Series 2023-A Noteholders hereunder shall be made by (i) check mailed to each Series 2023-A Noteholder (at such Noteholder’s address as it appears in the Note

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Register), except that for any Series 2023-A Notes registered in the name of the nominee of a Clearing Agency, such distribution shall be made by wire transfer of immediately available funds and (ii) without presentation or surrender of any Series 2023-A Note or the making of any notation thereon.
Section 5.3    Reports and Statements to Series 2023-A Noteholders.
(a)    On each Distribution Date, the Indenture Trustee shall forward to each Series 2023-A Noteholder a statement substantially in the form of Exhibit C prepared by the Servicer; provided that the Servicer may amend the form of Exhibit C from time to time, with the prior written consent of the Indenture Trustee and with written notice to the Rating Agencies.
(b)    Not later than the second Business Day preceding each Distribution Date, the Servicer shall deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency a statement substantially in the form of Exhibit B prepared by the Servicer; provided that the Servicer may amend the form of Exhibit B from time to time, with the prior written consent of the Indenture Trustee.
(c)    A copy of each statement or certificate provided pursuant to paragraph (a) or (b) may be obtained by any Series 2023-A Noteholder by a request in writing to the Servicer.
(d)    On or before January 31 of each calendar year, beginning with January 31, 2024, the Indenture Trustee shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 2023-A Noteholder, a statement prepared by the Servicer containing the information which is required to be contained in the statement to Series 2023-A Noteholders, as set forth in paragraph (a) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 2023-A Noteholder, together with other information as is required to be provided by an issuer of indebtedness under the Code. Such obligation of the Indenture Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Code as from time to time in effect. The Indenture Trustee shall have no liability for failing to provide, or any delay in providing, any such statement due to the failure or delay of the Servicer in providing such statement to the Indenture Trustee.
ARTICLE VI.

Series 2023-A Early Amortization Events
Section 6.1    Series 2023-A Early Amortization Events. If any one of the following events shall occur with respect to the Series 2023-A Notes:
(a)    failure on the part of Transferor or the “Transferor” under the Pooling and Servicing Agreement (i) to make any payment or deposit required to be made by it by the terms of the Pooling and Servicing Agreement, the Collateral Series Supplement, the Transfer and Servicing Agreement, the Indenture or this Indenture Supplement on or before the date occurring five (5) Business Days after the date such payment or deposit is required to be made therein or herein or (ii) duly to observe or perform in any material respect any other of its covenants or agreements set forth in the Transfer and Servicing Agreement, the Pooling and Servicing Agreement, the

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Indenture or this Indenture Supplement, which failure has a material adverse effect on the Series 2023-A Noteholders and which continues unremedied for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Indenture Trustee, or to the Transferor and the Indenture Trustee by any Holder of the Series 2023-A Notes;
(b)    any representation or warranty made by Transferor or the “Transferor” under the Pooling and Servicing Agreement, in the Transfer and Servicing Agreement or the Pooling and Servicing Agreement or any information contained in a computer file or microfiche list required to be delivered by it pursuant to Section 2.1 or Section 2.6(c) of the Transfer and Servicing Agreement or Section 2.1 or Section 2.6(c) of the Pooling and Servicing Agreement shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Indenture Trustee, or to the Transferor and the Indenture Trustee by any Holder of the Series 2023-A Notes and as a result of which the interests of the Series 2023-A Noteholders are materially and adversely affected for such period; provided, however, that a Series 2023-A Early Amortization Event pursuant to this Section 6.1(b) shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Transfer and Servicing Agreement or the Pooling and Servicing Agreement;
(c)    a failure by Transferor or the “Transferor” under the Pooling and Servicing Agreement to convey Receivables in Additional Accounts or Participations to the Receivables Trust within five (5) Business Days after the day on which it is required to convey such Receivables pursuant to Section 2.6(b) of the Transfer and Servicing Agreement or Section 2.8(b) of the Pooling and Servicing Agreement, respectively; provided, however, that a Series 2023-A Early Amortization Event pursuant to this Section 6.1(c) shall not be deemed to have occurred hereunder if, prior to the date on which such conveyance was required to be completed, Transferor causes a reduction in the Collateral Amount of any Variable Interest to occur or a reduction in the “Invested Amount” or “Adjusted Invested Amount” (as such terms are defined in the Pooling and Servicing Agreement) of any “Variable Interest” (as defined in the Pooling and Servicing Agreement) so that, after giving effect to that reduction (i) the Transferor Amount is not less than the Minimum Transferor Amount and (ii) the sum of the aggregate amount of principal receivables plus amounts on deposit in the Excess Funding Account is not less than the Required Principal Balance;
(d)    any Servicer Default or any “Servicer Default” under the Pooling and Servicing Agreement shall occur and as a result of which the interests of the Series 2023-A Noteholders are materially and adversely affected;
(e)    (i) the average of the Portfolio Yield for the two Monthly Periods immediately preceding the September 2023 Payment Date is less than the average of the Base Rates for the same Monthly Periods, or (ii) beginning with the three consecutive Monthly Periods immediately preceding the October 2023 Payment Date, the Portfolio Yield averaged over any three consecutive Monthly Periods is less than the Base Rate averaged over such period;

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(f)    the Note Principal Balance shall not be paid in full on the Expected Principal Payment Date;
(g)    without limiting the foregoing, the occurrence of an Event of Default with respect to Series 2023-A and acceleration of the maturity of the Series 2023-A Notes pursuant to Section 5.3 of the Indenture; or
(h)    the occurrence of an Early Amortization Event as defined in the Pooling and Servicing Agreement and specified in Section 9.1 of that Agreement;
then, in the case of any event described in Section (a), (b) or (d), after the applicable grace period, if any, set forth in such subparagraphs, either the Indenture Trustee or the holders of Series 2023-A Notes evidencing more than 50% of the aggregate Outstanding Amount of Series 2023-A Notes (or, if 100% of the principal amount of the Series 2023-A Notes are held by the Transferor or any Affiliate of the Transferor, then the holders of Series 2023-A Notes evidencing more than 50% of the aggregate unpaid principal amount of the Series 2023-A Notes) by notice then given in writing to the Transferor and the Servicer (and to the Indenture Trustee if given by the Series 2023-A Noteholders) may declare that a “Series Early Amortization Event” with respect to Series 2023-A (a “Series 2023-A Early Amortization Event”) has occurred as of the date of such notice, and, in the case of any event described in Section (c), (e), (f), (g) or (h) a Series 2023-A Early Amortization Event shall occur without any notice or other action on the part of the Indenture Trustee or the Series 2023-A Noteholders immediately upon the occurrence of such event.
ARTICLE VII.

Redemption of Series 2023-A Notes; Final Distributions; Series Termination
Section 7.1    Optional Redemption of Series 2023-A Notes; Final Distributions.
(a)    On any day occurring on or after the date on which the outstanding principal balance of the Series 2023-A Notes is reduced to 5% or less of the initial outstanding principal balance of Series 2023-A Notes, the Servicer shall have the option to redeem the Series 2023-A Notes, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.
(b)    Servicer shall give the Indenture Trustee at least thirty (30) days’ prior written notice of the date on which Servicer intends to exercise such optional redemption. Not later than 12:00 noon, New York City time, on such day Servicer shall deposit into the Collection Account in immediately available funds the excess of the Reassignment Amount over the amount, if any, on deposit in the Principal Accumulation Account. Such redemption option is subject to payment in full of the Reassignment Amount. Following such deposit into the Collection Account in accordance with the foregoing, the Collateral Amount for Series 2023-A shall be reduced to zero and the Series 2023-A Noteholders shall have no further security interest in the Receivables. The Reassignment Amount shall be distributed as set forth in Section 7.1(d).
(c)    The amount to be paid by the Transferor with respect to Series 2023-A in connection with a reassignment of Receivables to the Transferor pursuant to Section 2.4(e) of the

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Transfer and Servicing Agreement shall equal the Reassignment Amount for the first Distribution Date following the Monthly Period in which the reassignment obligation arises under the Transfer and Servicing Agreement.
(d)    With respect to (a) the Reassignment Amount deposited into the Distribution Account pursuant to Section 7.1 or (b) the proceeds of any sale of Receivables pursuant to subsection 5.5(a)(iii) of the Indenture with respect to Series 2023-A, the Indenture Trustee shall, in accordance with the written direction of the Servicer, not later than 12:00 noon, New York City time, on the related Distribution Date, make distributions of the following amounts (in the priority set forth below and, in each case, after giving effect to any deposits and distributions otherwise to be made on such date) in immediately available funds: (i) (x) the Class A Note Principal Balance on such Distribution Date will be distributed to the Class A Noteholders and (y) an amount equal to the sum of (A) Class A Monthly Interest for such Distribution Date, (B) any Class A Deficiency Amount for such Distribution Date and (C) the amount of Class A Additional Interest, if any, for such Distribution Date and any Class A Additional Interest previously due but not distributed to the Class A Noteholders on any prior Distribution Date, will be distributed to the Class A Noteholders, (ii) (x) the Class M Note Principal Balance on such Distribution Date will be distributed to the Class M Noteholders and (y) an amount equal to the sum of (A) Class M Monthly Interest for such Distribution Date, (B) any Class M Deficiency Amount for such Distribution Date and (C) the amount of Class M Additional Interest, if any, for such Distribution Date and any Class M Additional Interest previously due but not distributed to the Class M Noteholders on any prior Distribution Date, will be distributed to the Class M Noteholders, (iii) (x) the Class B Note Principal Balance on such Distribution Date will be distributed to the Class B Noteholders and (y) an amount equal to the sum of (A) Class B Monthly Interest for such Distribution Date, (B) any Class B Deficiency Amount for such Distribution Date and (C) the amount of Class B Additional Interest, if any, for such Distribution Date and any Class B Additional Interest previously due but not distributed to the Class B Noteholders on any prior Distribution Date, will be distributed to the Class B Noteholders and (iv) any excess shall be released to the Issuer.
Section 7.2    Series Termination. On the Series 2023-A Final Maturity Date, the unpaid principal amount of the Series 2023-A Notes shall be due and payable, and the right of the Series 2023-A Noteholders to receive payments from the Issuer will be limited solely to the right to receive payments pursuant to Section 5.5 of the Indenture.
ARTICLE VIII.

Miscellaneous Provisions
Section 8.1    Ratification of Indenture; Amendments. As supplemented by this Indenture Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument. This Indenture Supplement may be amended only by a Supplemental Indenture entered in accordance with the terms of Section 10.1 or 10.2 of the Indenture. For purposes of the application of Section 10.2 to any amendment of this Indenture Supplement, the Series 2023-A Noteholders shall be the only Noteholders whose vote shall be required.

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Section 8.2    Delivery of Tax Forms and Withholding. Each Noteholder, by its acceptance of a Note, and Note Owner (or similar other indirect beneficial owner of an interest in a Note), if different, by its acceptance of a beneficial interest in a Note, agrees to provide and shall provide to the person making payments on the Note to it (or other person responsible for withholding of taxes) with its properly completed and signed tax certifications (generally, in the case of U.S. federal income tax, IRS Form W-9 (or applicable successor form) in the case of a person that is a “United States person” within the meaning of Section 7701(a)(30) of the Code or the appropriate IRS Form W-8 (or applicable successor form), in the case of a person that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code (unless a provision elsewhere in the Transaction Documents prohibit such Note to be held by a person that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code), and will update or replace such tax information when it becomes incorrect or obsolete, at any time required by applicable law or promptly upon request. Each Noteholder and Note Owner is deemed to understand, acknowledge and agree that the Indenture Trustee and Issuer (or other person responsible for withholding of taxes) have the right to withhold on payments with respect to a Note (without any corresponding gross-up) where an applicable party fails to comply with the requirements set forth in the preceding sentence or the Indenture Trustee or Issuer (or other person responsible for withholding of taxes) is otherwise required to so withhold under applicable law.
Section 8.3    Form of Delivery of the Series 2023-A Notes. The Class A Notes shall be Book-Entry Notes and shall be delivered as Registered Notes as provided in Sections 2.1 and 2.13 of the Indenture. The Class M Notes and the Class B Notes shall initially be issued as Definitive Notes registered in the Note Register in the name of the Transferor. In connection with any transfer of the Class M Notes or the Class B Notes by the Transferor in accordance with the terms of the Agreement, the Transferor may deliver the related Definitive Note to the Indenture Trustee and request that such Definitive Note be exchanged for a Book-Entry Note registered in the name of the nominee of the Clearing Agency. In connection therewith, at the request of the Transferor, the Issuer will deliver a replacement Class M Note or Class B Note to the Indenture Trustee for authentication, and the Indenture Trustee will authenticate and deliver such replacement Note to or at the direction of the Transferor; provided, however, that no Definitive Note shall be exchanged for a Book-Entry Note unless an Opinion of Counsel is delivered to the Indenture Trustee to the effect that such Note will constitute debt for U.S. federal income tax purposes. If directed by the Transferor, the Issuer shall obtain a new CUSIP number for the replacement Book-Entry Note and such new CUSIP number shall be indicated on the replacement Note. Any Book-Entry Note issued in exchange for a Definitive Note shall bear a legend to the following effect:
“UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.”

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Section 8.4    Counterparts; Electronic Delivery. This Indenture Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed signature page of this Indenture Supplement shall be effective as delivery of an executed counterpart hereof. Each party agrees that this Indenture Supplement may be electronically signed, and that any electronic signatures appearing on this Indenture Supplement are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility.
Section 8.5    GOVERNING LAW. THIS INDENTURE SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
Section 8.6    Limitation of Liability. Notwithstanding any other provision herein or elsewhere, this Agreement has been executed and delivered by Citicorp Trust Delaware, National Association, not in its individual capacity, but solely in its capacity as Owner Trustee of the Trust, in no event shall Citicorp Trust Delaware, National Association in its individual capacity have any liability in respect of the representations, warranties, or obligations of the Trust hereunder or under any other document, as to all of which recourse shall be had solely to the assets of the Trust, and for all purposes of this Agreement and each other document, the Owner Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.
Section 8.7    Rights of the Indenture Trustee. The Indenture Trustee shall have herein the same rights, protections, indemnities and immunities as specified in the Master Indenture. In connection with the Receivables or any Account, the Servicer is responsible in each instance to (i) monitor the status of any applicable interest rate benchmark, (ii) determine whether a substitute index should or could be selected, (iii) determine the selection of any such substitute index, and (iv) exercise any right related to the foregoing on behalf of the Trust, the Noteholders or any other Person.
Section 8.8    Additional Provisions.
(a)    The Additional Minimum Transferor Amount is hereby specified as an additional amount to be considered part of the Minimum Transferor Amount pursuant to clause (b) of the definition of Minimum Transferor Amount.
(b)    Transferor shall not exercise its right to require reassignment to it or its designee of the Receivables in any Removed Account or “Removed Account” (as defined in the Pooling and Servicing Agreement) pursuant to Section 2.7(a) of the Transfer and Servicing Agreement or Section 2.9(a) of the Pooling and Servicing Agreement more than once during any Monthly Period; it being understood that this Section 8.7(b) shall not limit any right of the Transferor pursuant to Section 2.7(b) of the Transfer and Servicing Agreement or Section 2.9(b) of the Pooling and Servicing Agreement.

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(c)    Transferor shall not exercise its discount option pursuant to Section 2.10 of the Pooling and Servicing Agreement or Section 2.8 of the Transfer and Servicing Agreement.
(d)    So long as Regulation RR is in effect (x) to the extent that the sum of (i) the Seller’s Interest and (ii) amounts on deposit (excluding any investment earnings on deposit) in the Excess Funding Account (to the extent the Excess Funding Account meets the requirements of Rule 5(f) of Regulation RR) is less than the Required Seller’s Interest as of the last day of any Monthly Period (each, an “RR Measurement Date”), the Transferor shall cause the Seller’s Interest to be increased to an amount such that the sum of (i) the Seller’s Interest and (ii) amounts on deposit (excluding any investment earnings on deposit) in the Excess Funding Account (to the extent the Excess Funding Account meets the requirements of Rule 5(f) of Regulation RR) will be equal to or greater than the Required Seller’s Interest on or before the following RR Measurement Date; provided, that failure to satisfy the foregoing covenant shall not constitute a breach of this Indenture Supplement if at the time of such failure, the transaction contemplated by the Transaction Documents shall otherwise be in compliance with the requirements of Regulation RR and (y) other than as permitted by Regulation RR, the Transferor shall not sell, transfer or hedge any assets used to satisfy risk retention obligations under Regulation RR.
(e)    For the avoidance of doubt, in no event shall either of the Indenture Trustee or the Owner Trustee have any responsibility to monitor compliance with or, subject to their obligations under the Transaction Documents, enforce compliance with, or be charged with knowledge of Regulation RR, the EU Securitization Regulation, the UK Securitization Regulation or any rules or regulations promulgated in connection therewith, nor shall it be liable to any investor or any other party whatsoever for any violation of Regulation RR the EU Securitization Regulation, the UK Securitization Regulation or any rules or regulations promulgated in connection therewith or any similar provisions in effect or the breach of any related term of this Indenture Supplement, any Transaction Document or any other document made or delivered pursuant hereto or thereto.
(f)    The Servicer will include the amount of the Seller’s Interest as of the most recent RR Measurement Date (or, with respect to the first such statement following the Closing Date, as of the Closing Date) on each statement delivered pursuant to Section 5.3(a).
(g)    Comenity Bank confirms, represents and warrants to and agrees with, and irrevocably and unconditionally undertakes to the Issuer and the Indenture Trustee, solely for the benefit of each Applicable Investor, in connection with the EU Due Diligence and Retention Rules and the UK Due Diligence and Retention Rules, in each case as in effect on the Closing Date, on an ongoing basis, so long as any Series 2023-A Notes remain Outstanding, that (i) Comenity Bank, as “originator” for the purposes of the EU Due Diligence and Retention Rules, and the UK Due Diligence and Retention Rules will retain on an ongoing basis a material net economic interest that is not less than 5% of the nominal value of the securitized exposures with respect to the Series 2023-A notes, in the form of a first loss tranche in accordance with option (d) of Article 6(3) of each of the EU Securitization Regulation and the UK Securitization Regulation, by holding, through the Transferor (its wholly-owned subsidiary), the right to receive distributions in respect of the Excess Collateral Amount relating to the Series 2023-A notes, (ii) Comenity Bank will not (and will not permit the Depositor or any of its Affiliates to) allow the retained interest to be subject to any credit risk mitigation, short position or other credit risk hedge or to be sold if, as a result, Comenity Bank would not retain a material net economic interest in an amount that is not less than

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5% of the nominal value of the securitized exposures, except to the extent permitted in accordance with Article 6(1) of the EU Due Diligence and Retention Rules and the UK Due Diligence and Retention Rules, (iii) Comenity Bank will not change the retention option or method of calculation of its net economic interest in the securitized exposures while the Series 2023-A Notes are outstanding, except as permitted under the EU Due Diligence and Retention Rules and the UK Due Diligence and Retention Rules, and (iv) Comenity Bank will provide ongoing confirmation of Comenity Bank’s continued compliance with its obligations described in (i) and (ii) above in or concurrently with the delivery of each statement delivered pursuant to Section 5.3(a).
Section 8.9    Notice Address for Rating Agencies. Delivery of any notices required to be delivered to the Rating Agencies by the Issuer, the Indenture Trustee or the Owner Trustee shall be sufficient for the purposes of this Indenture Supplement and the other Transaction Documents if sent to such mailing addresses or such email addresses as may be provided by the Rating Agencies.
Section 8.10    Additional Requirements for Registration of and Limitations on Transfer and Exchange of Notes.
(a)    All Transfers will be subject to the transfer restrictions set forth on the Notes.
(b)    No Transfer (or purported Transfer) of a Class M Note or a Class B Note (or economic interest therein) shall be made by Comenity Bank, the Transferor or any person which is considered the same person as Comenity Bank or the Transferor for U.S. Federal income tax purposes (except to a person which is considered the same person as Comenity Bank for such purposes) and any such Transfer (or purported Transfer) of such Notes shall be void ab initio unless an Opinion of Counsel is first delivered to the Indenture Trustee to the effect that such Notes will constitute debt for U.S. federal income tax purposes; provided that any such Note may be pledged to a Federal Reserve Bank provided that the pledge thereof and the exercise of remedies by the Federal Reserve Bank in connection therewith shall be subject to the requirement that such Note shall not be further transferrable unless an Opinion of Counsel is first delivered to the Indenture Trustee to the effect that such Notes will constitute debt for U.S. federal income tax purposes. If for tax or other reasons it may be necessary to track any such Notes (e.g., if a portion of the Notes have original issue discount and a portion of the Notes do not), tracking conditions such as requiring that such Notes be in definitive registered form may be required by the Transferor as a condition to such transfer.
(c)    Any Class A Note (or economic interest therein) that is held after the Closing Date by Comenity Bank, the Transferor or any person which is considered the same person as Comenity Bank or the Transferor for U.S. federal income tax purposes shall not be transferred to any person (except to a person which is considered the same person as Comenity Bank or the Transferor for U.S. federal income tax purposes) and any such transfer shall be void ab initio unless an Opinion of Counsel is first delivered to the Indenture Trustee to the effect that such Note will constitute debt for U.S. federal income tax purposes. If for tax or other reasons it may be necessary to track any such Note (e.g., if the transferred Note has original issue discount and a portion of the outstanding same Class of Notes as the transferred Note do not), tracking conditions such as requiring that such Note be in definitive registered form may be required by the Transferor as a condition to such transfer.

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(d)    Each Noteholder acknowledges and agrees that any sale, transfer, assignment, participation, pledge, or other disposition of a Note (or any interest therein) that would violate any of paragraphs (b) or (c) above shall be void ab initio and of no force or effect. While such a transfer is void ab initio, to the extent necessary, the Trust has the right to, and may, cause or compel the sale of any Notes acquired in violation of paragraphs (b) or (c) above at the cost and risk of the purported owner, or may require that such Notes or beneficial interests therein be transferred to a person designated by the Trust. If the purported transferee fails to transfer such Note or such beneficial interests in such Note within thirty (30) days after notice of the voided transfer, then the Trust shall cause such purported Noteholder’s interest in such Note to be transferred in a commercially reasonable sale arranged by the Trust (conducted by the Trust or an agent of the Trust in accordance with Section 9-610(b) of the UCC as applied to securities that are sold on a recognized market or that may decline speedily in value) to a Person that certifies to the Indenture Trustee and the Trust that such transfer would not violate paragraphs (b) or (c) above.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned have caused this Indenture Supplement to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.
WORLD FINANCIAL NETWORK CREDIT CARD MASTER NOTE TRUST, as Issuer
By: Citicorp Trust Delaware, National Association, not in its individual capacity, but solely as Owner Trustee
By: /s/ Seth R. Raivetz
     Name: Seth R. Raivetz
     Title: Trust Officer
U.S. BANK NATIONAL ASSOCIATION, as Indenture Trustee
By: /s/ Mark Esposito
     Name: Mark Esposito
     Title: Vice President
Acknowledged and Accepted:

COMENITY BANK,
  as Servicer

By: /s/ Tom McGuire
     Name: Tom McGuire
     Title: Chief Financial Officer
WFN CREDIT COMPANY, LLC
  as Transferor
By: /s/ Michael Blackham
     Name: Michael Blackham
     Title: Treasurer

S-1	Indenture Supplement

EXHIBIT A-1
FORM OF CLASS A SERIES 2023-A 5.02% ASSET BACKED NOTE
UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST, A COMMON LAW TRUST ORGANIZED UNDER THE LAWS OF NEW YORK (“WFNMT”), THE TRANSFEROR OR THE ISSUER, OR SOLICIT OR JOIN OR COOPERATE WITH OR ENCOURAGE OR ENCOURAGE ANY INSTITUTION IN INSTITUTING AGAINST WFNMT, THE TRANSFEROR OR THE ISSUER, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR FEDERAL OR STATE BANKRUPTCY LAWS OR OTHER LAWS SIMILAR THERETO IN CONNECTION WITH ANY OBLIGATION RELATING TO THE NOTES, THE INDENTURE OR ANY OF THE TRANSACTION DOCUMENTS.
THE HOLDER OF THIS CLASS A NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS A NOTES AS INDEBTEDNESS OF THE ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.
BY YOUR ACQUISITION OF THIS NOTE OR ANY INTEREST HEREIN, YOU SHALL BE DEEMED TO REPRESENT, COVENANT AND AGREE THAT EITHER (A) YOU ARE NOT ACQUIRING THIS NOTE OR INTEREST HEREIN WITH THE ASSETS OF (OR ON BEHALF OF) A BENEFIT PLAN (AS DEFINED BELOW) OR PLAN SUBJECT TO SIMILAR LAW (AS DEFINED BELOW) OR (B) YOUR ACQUISITION, HOLDING AND DISPOSITION OF THIS NOTE OR INTEREST HEREIN WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA (AS DEFINED BELOW) OR SECTION 4975 OF THE CODE (AS DEFINED BELOW) OR A VIOLATION OF SIMILAR LAW (AS DEFINED BELOW). FOR THESE PURPOSES, A “BENEFIT PLAN” INCLUDES AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) THAT IS SUBJECT TO TITLE I OF ERISA, A “PLAN” (AS DEFINED IN SECTION 4975(e)(1) OF THE

Exhibit A-1 (Page 1)

INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)) THAT IS SUBJECT TO SECTION 4975 OF THE CODE OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY. “SIMILAR LAW” MEANS ANY LAW SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY OR PROHIBITED TRANSACTION SECTIONS OF ERISA OR SECTION 4975 OF THE CODE.

Exhibit A-1 (Page 2)

REGISTERED No. R- ____________	$350,000,000 CUSIP NO. 981464 HL7

WORLD FINANCIAL NETWORK CREDIT CARD
MASTER NOTE TRUST SERIES 2023-A

CLASS A SERIES 2023-A 5.02% ASSET BACKED NOTE
World Financial Network Credit Card Master Note Trust (herein referred to as the “Issuer” or the “Trust”), a Delaware statutory trust governed by an Amended and Restated Trust Agreement dated as of August 1, 2001 (as amended and supplemented), for value received, hereby promises to pay to Cede & Co., or registered assigns, subject to the following provisions, the principal sum of THREE HUNDRED FIFTY MILLION DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on the March 2030 Distribution Date, except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the Class A Note Interest Rate on each Distribution Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Principal of this Note shall be paid in the manner specified in the Indenture Supplement referred to on the reverse hereof.
The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.
Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

Exhibit A-1 (Page 3)

IN WITNESS WHEREOF, the Issuer has caused this Class A Note to be duly executed.
WORLD FINANCIAL NETWORK CREDIT CARD MASTER NOTE TRUST,
as Issuer

By:     Citicorp Trust Delaware, National Association, not in its individual capacity but solely as Owner Trustee under the Trust Agreement
By: _______________________________
Name:
Title:
Dated: ____________, 2023

Exhibit A-1 (Page 4)

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Class A Notes described in the within-mentioned Indenture.
U.S. BANK NATIONAL ASSOCIATION., as Indenture Trustee
By: ____________________________________
                     Authorized Signatory
Dated: ____________________________________

Exhibit A-1 (Page 5)

WORLD FINANCIAL NETWORK CREDIT CARD
MASTER NOTE TRUST SERIES 2023-A

CLASS A SERIES 2023-A 5.02% ASSET BACKED NOTE

Summary of Terms and Conditions
This Class A Note is one of a duly authorized issue of Notes of the Issuer, designated as World Financial Network Credit Card Master Note Trust, Series 2023-A (the “Series 2023-A Notes”), issued under a Master Indenture dated as of August 1, 2001 (as amended and supplemented, the “Master Indenture”), between the Issuer and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”), as supplemented by the Indenture Supplement dated as of May 16, 2023 (the “Indenture Supplement”), and representing the right to receive certain payments from the Issuer. The term “Indenture,” unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.
The Class M Notes and the Class B Notes will also be issued under the Indenture.
The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Issuer allocated to the payment of this Note for payment hereunder and that neither the Owner Trustee nor the Indenture Trustee is liable to the Noteholders for any amount payable under the Notes or the Indenture or, except in the case of the Indenture Trustee as expressly provided in the Indenture, subject to any liability under the Indenture.
This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.
THIS CLASS A NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, COMENITY BANK, WFN CREDIT COMPANY, LLC, OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY. THIS CLASS A NOTE IS LIMITED IN RIGHT OF PAYMENT TO CERTAIN COLLECTIONS WITH RESPECT TO THE RECEIVABLES (AND CERTAIN OTHER COLLATERAL) ALLOCATED TO THE SERIES 2023-A NOTES, ALL AS MORE SPECIFICALLY SET FORTH HEREINABOVE AND IN THE INDENTURE AND THE INDENTURE SUPPLEMENT.
The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, the Transferor or the Indenture Trustee shall treat the person in whose name this Class A Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, the Transferor or the Indenture Trustee shall be affected by notice to the contrary.

Exhibit A-1 (Page 6)

THIS CLASS A NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Exhibit A-1 (Page 7)

ASSIGNMENT
Social Security or other identifying number of assignee
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                   (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints                              attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:_____________________	___________________________** Signature Guaranteed:

____________________
** The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

Exhibit A-1 (Page 8)

EXHIBIT A-2
FORM OF DEFINITIVE CLASS M SERIES 2023-A 5.27% ASSET BACKED NOTE
THIS CLASS M NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER OF THIS CLASS M NOTE:
(1)    AGREES FOR THE BENEFIT OF THE ISSUER AND THE TRANSFEROR THAT THIS NOTE MAY BE SOLD, TRANSFERRED, ASSIGNED, PARTICIPATED, PLEDGED OR OTHERWISE DISPOSED OF ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, AND ONLY (I) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE l44A (A “QIB”), PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (II) TO THE DEPOSITOR OR ITS AFFILIATES, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES; AND
(2)    AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS CLASS M NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.
THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST, A COMMON LAW TRUST ORGANIZED UNDER THE LAWS OF NEW YORK (“WFNMT”), THE TRANSFEROR OR THE ISSUER, OR SOLICIT OR JOIN OR COOPERATE WITH OR ENCOURAGE OR ENCOURAGE ANY INSTITUTION IN INSTITUTING AGAINST WFNMT, THE TRANSFEROR OR THE ISSUER, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR FEDERAL OR STATE BANKRUPTCY LAWS OR OTHER LAWS SIMILAR THERETO IN CONNECTION WITH ANY OBLIGATION RELATING TO THE NOTES, THE INDENTURE OR ANY OF THE TRANSACTION DOCUMENTS.
THE HOLDER OF THIS CLASS M NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS

Exhibit A-2 (Page 1)

M NOTES AS INDEBTEDNESS OF THE ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME, UNLESS AND UNTIL OTHERWISE REQUIRED BY AN APPLICABLE TAXING AUTHORITY.
BY YOUR ACQUISITION OF THIS NOTE OR ANY INTEREST HEREIN, YOU SHALL BE DEEMED TO REPRESENT, COVENANT AND AGREE THAT YOU ARE NOT ACQUIRING AND WILL NOT HOLD THIS NOTE OR INTEREST HEREIN WITH THE ASSETS OF (OR ON BEHALF OF) A BENEFIT PLAN (AS DEFINED BELOW) OR PLAN SUBJECT TO SIMILAR LAW (AS DEFINED BELOW). FOR THESE PURPOSES, A “BENEFIT PLAN” INCLUDES AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) THAT IS SUBJECT TO TITLE I OF ERISA, A “PLAN” (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)) THAT IS SUBJECT TO SECTION 4975 OF THE CODE OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY. “SIMILAR LAW” MEANS ANY LAW SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY OR PROHIBITED TRANSACTION SECTIONS OF ERISA OR SECTION 4975 OF THE CODE.
TRANSFER OF THIS NOTE IS SUBJECT TO RESTRICTIONS AS PROVIDED IN THE INDENTURE SUPPLEMENT. NO TRANSFER OF THIS NOTE SHALL BE MADE BY COMENITY BANK (“COMENITY”), THE TRANSFEROR OR ANY PERSON WHICH IS CONSIDERED THE SAME PERSON AS COMENITY OR THE TRANSFEROR FOR U.S. FEDERAL INCOME TAX PURPOSES (EXCEPT TO A PERSON WHICH IS CONSIDERED THE SAME PERSON AS COMENITY FOR SUCH PURPOSES) AND ANY SUCH TRANSFER SHALL BE VOID AB INITIO UNLESS AN OPINION OF COUNSEL IS FIRST DELIVERED TO THE INDENTURE TRUSTEE TO THE EFFECT THAT SUCH NOTES WILL CONSTITUTE DEBT FOR U.S. FEDERAL INCOME TAX PURPOSES; PROVIDED THAT THIS NOTE MAY BE PLEDGED TO A FEDERAL RESERVE BANK PROVIDED THAT THE PLEDGE THEREOF AND THE EXERCISE OF REMEDIES BY THE FEDERAL RESERVE BANK IN CONNECTION THEREWITH SHALL BE SUBJECT TO THE REQUIREMENT THAT THIS NOTE SHALL NOT BE FURTHER TRANSFERRABLE UNLESS AN OPINION OF COUNSEL IS FIRST DELIVERED TO THE INDENTURE TRUSTEE TO THE EFFECT THAT SUCH NOTES WILL CONSTITUTE DEBT FOR U.S. FEDERAL INCOME TAX PURPOSES.

Exhibit A-2 (Page 2)

REGISTERED No. R- ____________	$31,165,000 CUSIP NO. 981464 HM5

WORLD FINANCIAL NETWORK CREDIT CARD
MASTER NOTE TRUST SERIES 2023-A

CLASS M SERIES 2023-A 5.27% ASSET BACKED NOTE
World Financial Network Credit Card Master Note Trust (herein referred to as the “Issuer” or the “Trust”), a Delaware statutory trust governed by an Amended and Restated Trust Agreement dated as of August 1, 2001 (as amended and supplemented), for value received, hereby promises to pay to [_________], or registered assigns, subject to the following provisions, the principal sum of THIRTY-ONE MILLION, ONE HUNDRED SIXTY-FIVE THOUSAND DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on the March 2030 Distribution Date, except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the Class M Note Interest Rate on each Distribution Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Principal of this Note shall be paid in the manner specified in the Indenture Supplement referred to on the reverse hereof.
The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.
Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.
THIS CLASS M NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A NOTES TO THE EXTENT SPECIFIED IN THE INDENTURE SUPPLEMENT.

Exhibit A-2 (Page 3)

IN WITNESS WHEREOF, the Issuer has caused this Class M Note to be duly executed.
WORLD FINANCIAL NETWORK CREDIT
CARD MASTER NOTE TRUST,
as Issuer

By:        Citicorp Trust Delaware, National Association, not in its individual capacity but solely as Owner Trustee under the Trust Agreement
By:
Name:
Title:
Dated: ____________, 2023

Exhibit A-2 (Page 4)

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Class M Notes described in the within-mentioned Indenture.
U.S. BANK NATIONAL ASSOCIATION, as Indenture Trustee
By: ____________________________________
                     Authorized Signatory
Dated: ____________________________________

Exhibit A-2 (Page 5)

WORLD FINANCIAL NETWORK CREDIT CARD
MASTER NOTE TRUST SERIES 2023-A

CLASS M SERIES 2023-A 5.27% ASSET BACKED NOTE

Summary of Terms and Conditions
This Class M Note is one of a duly authorized issue of Notes of the Issuer, designated as World Financial Network Credit Card Master Note Trust, Series 2023-A (the “Series 2023-A Notes”), issued under a Master Indenture dated as of August 1, 2001 (as amended and supplemented, the “Master Indenture”), between the Issuer and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”), as supplemented by the Indenture Supplement dated as of May 16, 2023 (the “Indenture Supplement”), and representing the right to receive certain payments from the Issuer. The term “Indenture,” unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.
The Class A Notes and the Class B Notes will also be issued under the Indenture.
Payments of principal and interest on the Class M Notes are subordinated to payments of principal and interest on the Class A Notes pursuant to and in accordance with the Indenture.
The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Issuer allocated to the payment of this Note for payment hereunder and that neither the Owner Trustee nor the Indenture Trustee is liable to the Noteholders for any amount payable under the Notes or the Indenture or, except in the case of the Indenture Trustee as expressly provided in the Indenture, subject to any liability under the Indenture.
This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.
THIS CLASS M NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, COMENITY BANK, WFN CREDIT COMPANY, LLC, OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY. THIS CLASS M NOTE IS LIMITED IN RIGHT OF PAYMENT TO CERTAIN COLLECTIONS WITH RESPECT TO THE RECEIVABLES (AND CERTAIN OTHER COLLATERAL) ALLOCATED TO THE SERIES 2023-A NOTES, ALL AS MORE SPECIFICALLY SET FORTH HEREINABOVE AND IN THE INDENTURE AND THE INDENTURE SUPPLEMENT.
The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, the Transferor or the Indenture Trustee shall treat the person in whose name this Class M Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor

Exhibit A-2 (Page 6)

any agent of the Issuer, the Transferor or the Indenture Trustee shall be affected by notice to the contrary.
THIS CLASS M NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Exhibit A-2 (Page 7)

ASSIGNMENT
Social Security or other identifying number of assignee                                .
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                   (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints                              attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:_____________________	___________________________** Signature Guaranteed:

____________________
** The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

Exhibit A-2 (Page 8)

EXHIBIT A-3

FORM OF DEFINITIVE CLASS B SERIES 2023-A 0.00% ASSET BACKED NOTE
THIS CLASS B NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER OF THIS CLASS B NOTE:
(1)    AGREES FOR THE BENEFIT OF THE ISSUER AND THE TRANSFEROR THAT THIS NOTE MAY BE SOLD, TRANSFERRED, ASSIGNED, PARTICIPATED, PLEDGED OR OTHERWISE DISPOSED OF ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, AND ONLY (I) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE l44A (A “QIB”), PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (II) TO THE DEPOSITOR OR ITS AFFILIATES, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES; AND
(2)    AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS CLASS B NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.
THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST, A COMMON LAW TRUST ORGANIZED UNDER THE LAWS OF NEW YORK (“WFNMT”), THE TRANSFEROR OR THE ISSUER, OR SOLICIT OR JOIN OR COOPERATE WITH OR ENCOURAGE OR ENCOURAGE ANY INSTITUTION IN INSTITUTING AGAINST WFNMT, THE TRANSFEROR OR THE ISSUER, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR FEDERAL OR STATE BANKRUPTCY LAWS OR OTHER LAWS SIMILAR THERETO IN CONNECTION WITH ANY OBLIGATION RELATING TO THE NOTES, THE INDENTURE OR ANY OF THE TRANSACTION DOCUMENTS.
THE HOLDER OF THIS CLASS B NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS

Exhibit A-3 (Page 1)

B NOTES AS INDEBTEDNESS OF THE ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME, UNLESS AND UNTIL OTHERWISE REQUIRED BY AN APPLICABLE TAXING AUTHORITY.
BY YOUR ACQUISITION OF THIS NOTE OR ANY INTEREST HEREIN, YOU SHALL BE DEEMED TO REPRESENT, COVENANT AND AGREE THAT YOU ARE NOT ACQUIRING AND WILL NOT HOLD THIS NOTE OR INTEREST HEREIN WITH THE ASSETS OF (OR ON BEHALF OF) A BENEFIT PLAN (AS DEFINED BELOW) OR PLAN SUBJECT TO SIMILAR LAW (AS DEFINED BELOW). FOR THESE PURPOSES, A “BENEFIT PLAN” INCLUDES AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) THAT IS SUBJECT TO TITLE I OF ERISA, A “PLAN” (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)) THAT IS SUBJECT TO SECTION 4975 OF THE CODE OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY. “SIMILAR LAW” MEANS ANY LAW SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY OR PROHIBITED TRANSACTION SECTIONS OF ERISA OR SECTION 4975 OF THE CODE.
TRANSFER OF THIS NOTE IS SUBJECT TO RESTRICTIONS AS PROVIDED IN THE INDENTURE SUPPLEMENT. NO TRANSFER OF THIS NOTE SHALL BE MADE BY COMENITY BANK (“COMENITY”), THE TRANSFEROR OR ANY PERSON WHICH IS CONSIDERED THE SAME PERSON AS COMENITY OR THE TRANSFEROR FOR U.S. FEDERAL INCOME TAX PURPOSES (EXCEPT TO A PERSON WHICH IS CONSIDERED THE SAME PERSON AS COMENITY FOR SUCH PURPOSES) AND ANY SUCH TRANSFER SHALL BE VOID AB INITIO UNLESS AN OPINION OF COUNSEL IS FIRST DELIVERED TO THE INDENTURE TRUSTEE TO THE EFFECT THAT SUCH NOTES WILL CONSTITUTE DEBT FOR U.S. FEDERAL INCOME TAX PURPOSES; PROVIDED THAT THIS NOTE MAY BE PLEDGED TO A FEDERAL RESERVE BANK PROVIDED THAT THE PLEDGE THEREOF AND THE EXERCISE OF REMEDIES BY THE FEDERAL RESERVE BANK IN CONNECTION THEREWITH SHALL BE SUBJECT TO THE REQUIREMENT THAT THIS NOTE SHALL NOT BE FURTHER TRANSFERRABLE UNLESS AN OPINION OF COUNSEL IS FIRST DELIVERED TO THE INDENTURE TRUSTEE TO THE EFFECT THAT SUCH NOTES WILL CONSTITUTE DEBT FOR U.S. FEDERAL INCOME TAX PURPOSES.

Exhibit A-3 (Page 2)

REGISTERED No. R- ____________	$17,980,000 CUSIP NO. 981464 HN3

WORLD FINANCIAL NETWORK CREDIT CARD
MASTER NOTE TRUST SERIES 2023-A

CLASS B SERIES 2023-A 0.00% ASSET BACKED NOTE
World Financial Network Credit Card Master Note Trust (herein referred to as the “Issuer” or the “Trust”), a Delaware statutory trust governed by an Amended and Restated Trust Agreement dated as of August 1, 2001 (as amended and supplemented), for value received, hereby promises to pay to [________], or registered assigns, subject to the following provisions, the principal sum of SEVENTEEN MILLION, NINE HUNDRED EIGHTY THOUSAND DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on the March 2030 Distribution Date, except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the Class B Note Interest Rate on each Distribution Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Principal of this Note shall be paid in the manner specified in the Indenture Supplement referred to on the reverse hereof.
The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.
Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.
THIS CLASS B NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A NOTES AND THE CLASS M NOTES TO THE EXTENT SPECIFIED IN THE INDENTURE SUPPLEMENT.

Exhibit A-3 (Page 3)

IN WITNESS WHEREOF, the Issuer has caused this Class B Note to be duly executed.
WORLD FINANCIAL NETWORK CREDIT
CARD MASTER NOTE TRUST,
as Issuer

By:     Citicorp Trust Delaware, National Association, not in its individual capacity but solely as Owner Trustee under the Trust Agreement
By:
Name:
Title:
Dated: ____________, 2023

Exhibit A-3 (Page 4)

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Class B Notes described in the within-mentioned Indenture.
U.S. BANK NATIONAL ASSOCIATION, as Indenture Trustee
By: ____________________________________
                     Authorized Signatory
Dated: ____________________________________

Exhibit A-3 (Page 5)

WORLD FINANCIAL NETWORK CREDIT CARD
MASTER NOTE TRUST SERIES 2023-A

CLASS B SERIES 2023-A 0.00% ASSET BACKED NOTE

Summary of Terms and Conditions
This Class B Note is one of a duly authorized issue of Notes of the Issuer, designated as World Financial Network Credit Card Master Note Trust, Series 2023-A (the “Series 2023-A Notes”), issued under a Master Indenture dated as of August 1, 2001 (as amended and supplemented, the “Master Indenture”), between the Issuer and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”), as supplemented by the Indenture Supplement dated as of May 16, 2023 (the “Indenture Supplement”), and representing the right to receive certain payments from the Issuer. The term “Indenture,” unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.
The Class A Notes and the Class M Notes will also be issued under the Indenture.
Payments of principal and interest on the Class B Notes are subordinated to payments of principal and interest on the Class A Notes and the Class M Notes pursuant to and in accordance with the Indenture.
The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Issuer allocated to the payment of this Note for payment hereunder and that neither the Owner Trustee nor the Indenture Trustee is liable to the Noteholders for any amount payable under the Notes or the Indenture or, except in the case of the Indenture Trustee as expressly provided in the Indenture, subject to any liability under the Indenture.
This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.
THIS CLASS B NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, COMENITY BANK, WFN CREDIT COMPANY, LLC, OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY. THIS CLASS B NOTE IS LIMITED IN RIGHT OF PAYMENT TO CERTAIN COLLECTIONS WITH RESPECT TO THE RECEIVABLES (AND CERTAIN OTHER COLLATERAL) ALLOCATED TO THE SERIES 2023-A NOTES, ALL AS MORE SPECIFICALLY SET FORTH HEREINABOVE AND IN THE INDENTURE AND THE INDENTURE SUPPLEMENT.
The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, the Transferor or the Indenture Trustee shall treat the person in whose name this Class B Note is registered as the

Exhibit A-3 (Page 6)

owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, the Transferor or the Indenture Trustee shall be affected by notice to the contrary.
THIS CLASS B NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Exhibit A-3 (Page 7)

ASSIGNMENT
Social Security or other identifying number of assignee                                .
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                   (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints                              attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:_____________________	___________________________** Signature Guaranteed:

____________________
** The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

Exhibit A-3 (Page 8)

EXHIBIT B
FORM OF MONTHLY PAYMENT INSTRUCTIONS AND
NOTIFICATION TO INDENTURE TRUSTEE

COMENITY BANK
WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST Series [List Applicable Series] and 2023-A
MONTHLY PERIOD ENDING
[ ]
I. INSTRUCTIONS TO MAKE CERTAIN PAYMENTS
Comenity Bank, as Servicer does hereby instruct U.S. Bank National Association, as Indenture Trustee, to pay in accordance with the [Describe Applicable Indenture Supplements], and the Series 2023-A Indenture Supplement, dated as of May 16, 2023, [additional indenture supplements as applicable from time to time] (each, an “Indenture Supplement”) from the Distribution Account (or other Series Account as specified below) on [ ] which date is a Transfer Date under each Indenture Supplement, amounts so deposited pursuant to each Indenture Supplement as set below. Defined terms used herein have the meanings specified in the related Indenture Supplements.

	Series 2023-A	[Insert columns for other Series]	Total
INTEREST PAYMENTS
(From Distribution Accounts)

1. Amount to be distributed to the Class A Noteholders

2. Amount to be distributed to the Class M Noteholders

3. Amount to be distributed to the Class B Noteholders, if applicable

4. Amount to be distributed to the Class C Noteholders, if applicable

5. Amount to be distributed to the Class D Noteholders, if applicable

6. Amount to be distributed to the Swap Provider, if applicable

Exhibit B (Page 1)

	Series 2023-A	[Insert columns for other Series]	Total

7. Amount to be received from the Swap Provider, if applicable

8. Amount to be returned to Comenity Bank

PRINCIPAL PAYMENTS
(From Principal Accounts)

1. Amount to be distributed to the Class A Noteholders

2. Amount to be distributed to the Class M Noteholders

3. Amount to be distributed to the Class B Noteholders

4. Amount to be distributed to the Class C Noteholders, if applicable

5. Amount to be distributed to the Class D Noteholders, if applicable

TRANSFER OF INTEREST EARNINGS
(from Accounts below to Finance Charge Accounts)

1. Cash Collateral Account, if applicable

2. Spread Account, if applicable

3. Principal Accumulation Account, if applicable

4. Principal Account, if applicable

5. Reserve Account, if applicable

Exhibit B (Page 2)

Comenity Bank, as Servicer
By:
Name:
Title:

Exhibit B (Page 3)

EXHIBIT C
FORM OF MONTHLY NOTEHOLDERS’ STATEMENT
MONTHLY NOTEHOLDERS' STATEMENT
WORLD FINANCIAL NETWORK CREDIT CARD
MASTER NOTE TRUST
[List Applicable Series] AND SERIES 2023-A
Pursuant to the Master Indenture, dated as of August 1, 2001, (as amended and supplemented, the “Indenture”) between World Financial Network Credit Card Master Note Trust (the “Issuer”) and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”), [list of indenture supplements as applicable from time to time], and the Series 2023-A Indenture Supplement, dated as of May 16, 2023 (each, an “Indenture Supplement”), Comenity Bank, as Servicer (the “Servicer”), under the Transfer and Servicing Agreement, dated as of August 1, 2001 (as amended, the “Transfer and Servicing Agreement”) between the Servicer, WFN Credit Company, LLC, as Transferor and the Issuer, is required to prepare certain information each month regarding current distributions to the Noteholders and the performance of the Trust during the previous month. The information required to be prepared with respect to the Distribution Date of [ ], 20[ ], and with respect to the performance of the Trust during the month of [ ], 20[ ] is set forth below. Capitalized terms herein are defined in the Indenture and the Indenture Supplements.

Monthly Period:
Determination Date:
Distribution Date:
Number of Days in Period:
Number of Days in Month:
Record Date:

Exhibit C (Page 1)

I. DEAL PARAMETERS

	Series 2023-A	[Insert columns for other Series]
(a) Class A Initial Note Principal Balance
(b) Class M Initial Note Principal Balance
(c) Class B Initial Note Principal Balance
(d) Class C Initial Note Principal Balance, if applicable
(e) Class D Initial Note Principal Balance, if applicable
(f) Total Initial Note Principal Balance
(g) Initial Excess Collateral Amount (h) Class A Initial Note Principal Balance %
(i) Class M Initial Note Principal Balance %
(j) Class B Initial Note Principal Balance %
(k) Class C Initial Note Principal Balance %, if applicable
(l) Class D Initial Note Principal Balance %, if applicable
(m) Excess Collateral Amount % (n) Required Retained Transferor Percentage
(o) Additional Minimum Transferor Percentage (2% Nov-Jan; 0% otherwise)
(p) LIBOR rate as of most recent reset day, if applicable
(q) Class A Note Interest Rate
(r) Class A Swap Rate, if applicable
(s) Class M Note Interest Rate
(t) Class M Swap Rate, if applicable
(u) Class B Note Interest Rate
(v) Class B Swap Rate, if applicable
(w) Class C Note Interest Rate, if applicable
(x) Class C Swap Rate, if applicable
(y) Class D Note Interest Rate, if applicable
(z) Class D Swap Rate, if applicable (aa) Servicing Fee Percentage

Exhibit C (Page 2)

II. COLLATERAL AMOUNTS AND ALLOCATION PERCENTAGES

	Series 2023-A	[Insert columns for other Series]
Monthly Period

(a) Initial Collateral Amount
(b) Initial Excess Collateral Amount
(c) Principal Payments made to Noteholders
(d) Principal Accumulation Account Balance
(e) Unreimbursed Investor Charge-offs and Reallocated Principal Collections
(f) Collateral Amount- End of Current Monthly Period
(g) Excess Collateral Amount- End of Current Monthly Period
(h) Required Excess Collateral Amount
(i) Beginning Class A Note Principal Balance
(j) Beginning Class M Note Principal Balance
(k) Beginning Class B Note Principal Balance
(l) Beginning Class C Note Principal Balance, if applicable
(m) Beginning Class D Note Principal Balance, if applicable
(n) Total Beginning Note Principal Balance
(o) Ending Class A Note Principal Balance
(p) Ending Class M Note Principal Balance
(q) Ending Class B Note Principal Balance
(r) Ending Class C Note Principal Balance, if applicable
(s) Ending Class D Note Principal Balance, if applicable
(t) Total Ending Note Principal Balance
(u) Allocation Percentage- Finance Charges Collections and Default Amounts
(v) Allocation Percentage- Principal Collections

Exhibit C (Page 3)

III. RECEIVABLES IN THE TRUST

	Series 2023-A	[Insert columns for other Series]
(a) Beginning of the Month Principal Receivables
(b) Collection of Principal Receivables
(c) Defaulted Receivables (principal charge-offs):
(d) Dilution (Principal net of Debit Adjustments):
(e) Sales (principal receivables generated):
(f) Net (Removal)/Addition of Principal Receivables:
(g) End of Month Principal Receivables (a – b - c - d + e + f)
(h) Recoveries of previously Charged-off Receivables:
(i) Beginning of the Month Finance Charge Receivables
(j) End of the Month Finance Charge Receivables

Exhibit C (Page 4)

IV. RECEIVABLES PERFORMANCE SUMMARY

	Series 2023-A	[Insert columns for other Series]
COLLECTIONS:
(a) Collections of Principal Receivables
(b) Collections of Finance Charge Receivables
(c) Total Collections (a+b).
(d) Monthly Payment Rate (% of Beginning Total Receivables Outstanding)

DELINQUENCIES AND LOSSES:	Series 2023-A	[Insert columns for other Series]
End of the month delinquencies:
(e) 1-30 days delinquent (CA1)
(f) 31-60 days delinquent (CA2)
(g) 61-90 days delinquent (CA3)
(h) 91-120 days delinquent (CA4)
(i) 121-150 days delinquent (CA5)
(j) 151+ days delinquent (CA6)
(k) Total delinquencies (e +f + g + h + i + j) (l) Total 60+ days delinquent (m) Lowest Delinquency Trigger (all series) (n) Investor Requests for Communications

CHARGE-OFFS:
(o) Defaulted Receivables (principal charge-offs):
(p) Recoveries of previously Charged-off Receivables
(q) Gross Principal Charge-Offs (% of End of Month Total Principal Receivables) (annualized)
(r) Net Principal Charge-Offs (% of End of Month Total Principal Receivables) (annualized)

Exhibit C (Page 5)

V. TRANSFEROR INTEREST AND SELLER’S INTEREST

	Series 2023-A	[Insert columns for other Series]
(a) Required Retained Transferor Percentage
(b) Additional Minimum Transferor Percentage (2% Nov-Jan; 0% otherwise)
(c) Beginning Transferor Amount
(d) Ending Transferor Amount
(e) Minimum Transferor Amount
(f) Excess Funding Account Balance at end of Monthly Period
(g) Principal Accounts Balance at end of Monthly Period
(h)    Sum of Principal Receivables, Excess Funding Account and Principal Accounts at end of Monthly Period
(i) Required Seller’s Interest (as of the most recent RR measurement date)
(j) Seller’s Interest (as of the most recent RR measurement date)

Exhibit C (Page 6)

VI. TRUST ACCOUNT BALANCES AND EARNINGS

	Series 2023-A	[Insert columns for other Series]
BEGINNING ACCOUNT BALANCES:

(a) Finance Charge Account
(b) Cash Collateral Account, if applicable
(c) Spread Account, if applicable
(d) Reserve Account
(e) Principal Account
(f) Principal Accumulation Account

ENDING ACCOUNT BALANCES:
	Series 2023-A	[Insert columns for other Series]
(g) Finance Charge Account
(h) Cash Collateral Account, if applicable
(i) Spread Account, if applicable
(j) Reserve Account
(k) Principal Account
(l) Principal Accumulation Account

INTEREST AND EARNINGS:
	Series 2023-A	[Insert columns for other Series]
(m) Interest and Earnings on Finance Charge Account
(n) Interest and Earnings on Cash Collateral Account, if applicable
(o) Interest and Earnings on Spread Account, if applicable
(p) Interest and Earnings on Reserve Account, if applicable
(q) Interest and Earnings on Principal Accumulation Account, if applicable
(r) Interest and Earnings on Principal Account, if applicable (s) Interest and Earnings on Collection Account (allocated)

Exhibit C (Page 7)

VII. ALLOCATION AND APPLICATION of COLLECTIONS

	Series 2023-A	[Insert columns for other Series]
APPLICATIONS OF FINANCE CHARGE COLLECTIONS:

(a) Floating Allocation of Finance Charges
(b) Class A Monthly Interest
(c) Class A Swap Payment Due to (from) Swap Provider, if applicable
(d) Class M Monthly Interest
(e) Class M Swap Payment Due to (from) Swap Provider, if applicable
(f) Class B Monthly Interest, if applicable
(g) Class B Swap Payment Due to (from) Swap Provider, if applicable
(h) Servicing Fee (Beginning Collateral Amount*2%/12)
(i) Class C Monthly Interest, if applicable
(j) Class C Swap Payment Due to (from) Swap Provider, if applicable
(k) Class D Monthly Interest, if applicable
(l) Class D Swap Payment Due to (from) Swap Provider, if applicable
(m) Investor Default Amounts
(n) Uncovered Dilution Amounts
(o) Unreimbursed Investor Chargeoffs and Reallocated Principal Collections
(p) Required to be Deposited into Cash Collateral Account, if applicable
(q) Required Reserve Account Amount, if applicable
(r) Required to be Deposited into the Spread Account, if applicable
(s) Required Payments and Deposits Relating to Interest Rate Swaps, if applicable
(t) Other Payments Required to be made (u) Excess Finance Charge Collections (a-b-c-d-e-f-g-h-i-j-k-l-m-n-o-p-q-r-s-t)

APPLICATION OF PRINCIPAL COLLECTIONS:
	Series 2023-A	[Insert columns for other Series]
(a) Investor Principal Collections
(b) Less Reallocated Principal Collections

Exhibit C (Page 8)

	Series 2023-A	[Insert columns for other Series]
(c) Plus Shared Principal Collections from other Principal Sharing Series
(d) Plus Aggregate amount of Finance Charge Collections applied to cover Defaults and Uncovered Dilution and to be treated as Available Principal Collections
(e) Available Principal Collections (a+b+c+d)
(f) Deposits to Principal Accumulation Account
(g) Monthly Principal applied for payments to the Class A Noteholders
(h) Monthly Principal applied for payments to the Class M Noteholders
(i) Monthly Principal applied for payments to the Class B Noteholders
(j) Monthly Principal applied for payments to the Class C Noteholders, if applicable
(k) Monthly Principal applied for payments to the Class D Noteholders, if applicable
(l) Shared Principal Collections applied to other Principal Sharing

VIII. INVESTOR CHARGE-OFFS

	Series 2023-A	[Insert columns for other Series]
(a) Investor Defaults and Uncovered Dilution
(b) Reimbursed from Available Funds
(c) Reimbursed from Cash Collateral Account
(d) Total reimbursed in respect of Investor Defaults and Dilution
(e) Investor Charge-off (a - d)

Exhibit C (Page 9)

IX. YIELD AND BASE RATE

	Series 2023-A	[Insert columns for other Series]
Base Rate
(Monthly interest, any net swap payments and monthly servicing fees divided by collateral amounts plus amounts on deposit in the principal accumulation account)

(a) Base Rate (current month)
(b) Base Rate (prior month)
(c) Base Rate (2 months prior)
(d) 3 Month Average Base Rate

Gross Portfolio Yield
(Finance charge collections allocable to each series divided by the collateral amount)

(e)  Gross Portfolio Yield (current month)
(f)  Gross Portfolio Yield (prior month)
(g)  Gross Portfolio Yield (2 months prior)
(h)  3 Month Average Gross Portfolio Yield

Portfolio Yield

(Finance charge collections less defaults allocable to each series divided by collateral amounts plus amounts on deposit in the principal accumulation account)

(i) Portfolio Yield (current month)
(j) Portfolio Yield (prior month)
(k) Portfolio Yield (2 months prior)
(l) 3 Month Average Portfolio Yield

Excess Spread Percentage
(Portfolio Yield less Base Rate)

(m) Portfolio Adjusted Yield (current month)
(n) Portfolio Adjusted Yield (prior month)
(o) Portfolio Adjusted Yield (2 months prior)
(p) Portfolio Adjusted Yield (3 month average)

Exhibit C (Page 10)

X. PRINCIPAL ACCUMULATION ACCOUNT

	Series 2023-A	[Insert columns for other Series]
(a) Cumulative Class A principal distributed to PAA (as of prior distribution date)
(b) Class A Principal deposited in the Principal Accumulation Account (PAA)
(c) Total Class A Principal deposited in the PAA (a + b)
(d) Cumulative Class M principal distributed to PAA (as of prior distribution date)
(e) Class M Principal deposited in the Principal Accumulation Account (PAA)
(f) Total Class M Principal deposited in the PAA (d +e)
(g) Cumulative Class B principal distributed to PAA (as of prior distribution date)
(h) Class B Principal deposited in the Principal Accumulation Account (PAA)
(i) Total Class B Principal deposited in the PAA (g + h)
(j) Cumulative Class C principal distributed to PAA (as of prior distribution date), if applicable
(k) Class C Principal deposited in the Principal Accumulation Account (PAA), if applicable
(l) Total Class C Principal deposited in the PAA (j + k), if applicable
(m) Cumulative Class D principal distributed to PAA (as of prior distribution date), if applicable
(n) Class D Principal deposited in the Principal Accumulation Account (PAA), if applicable
(o) Total Class D Principal deposited in the PAA (m + n), if applicable
(p) Ending PAA balance (c + f + i + l + o)

Exhibit C (Page 11)

XI. PRINCIPAL REPAYMENT

	Series 2023-A	[Insert columns for other Series]
(a) Class A Principal Paid (as of prior distribution dates)
(b) Class A Principal Payments
(c) Total Class A Principal Paid (a + b)
(d) Class M Principal Paid (as of prior distribution dates)
(e) Class M Principal Payments
(f) Total Class M Principal Paid (d + e)
(g) Class B Principal Paid (as of prior distribution dates)
(h) Class B Principal Payments
(i) Total Class B Principal Paid (g + h)
(j) Class C Principal Paid (as of prior distribution dates), if applicable
(k) Class C Principal Payments
(l) Total Class C Principal Paid (j + k)
(m) Class D Principal Paid (as of prior distribution dates), if applicable
(n) Class D Principal Payments, if applicable
(o) Total Class D Principal Paid (m + n)

Exhibit C (Page 12)

XII. SUPPLEMENTAL INFORMATION

Solely with respect to the Series 2023-A Notes:
Comenity Bank (the “Bank”) as “originator” for the purposes of the EU Due Diligence and Retention Rules and the UK Due Diligence and Retention Rules, in each case as in effect and applicable on the Closing Date, will retain on an ongoing basis a material net economic interest that is not less than five percent of the nominal value of the securitized exposures with respect to the Series 2023-A Notes, in the form of a first loss tranche in accordance with option (d) of Article 6(3) of each of the EU Securitization Regulation and the UK Securitization Regulation, by holding, through the Transferor (its wholly-owned subsidiary), the right to receive distributions in respect of the excess collateral amount relating to the Series 2023-A Notes (the “Retained Interest”).

The Bank will not allow the Retained Interest to be subject to any credit risk mitigation or other credit risk hedge or to be sold if, as a result, the bank would not retain a material net economic interest in an amount that is not less than five percent of the nominal value of the securitized exposures, except to the extent permitted in accordance with the EU Due Diligence and Retention Rules and the UK Due Diligence and Retention Rules.

For purposes of the foregoing: (i) “EU Due Diligence and Retention Rules” means Articles 5 and 6 of the EU Securitization Regulation, together with any guidance published in relation thereto by the European Banking Authority, the European Securities and Markets Authority, the European Insurance and Occupational Pensions Authority or the European Commission and any relevant regulatory and/or implementing technical standards adopted by the European Commission in relation thereto or to precedent legislation; (ii) “EU Securitization Regulation” means the European Union's Regulation (EU) 2017/2042, as amended; (iii) “UK Due Diligence and Retention Rules” means Articles 5 and 6 of the UK Securitization Regulation, together with (a) all applicable binding technical standards made under the UK Securitization Regulation, (b) any European Union regulatory technical standards or implementing technical standards relating to the EU Securitization Regulation (including such regulatory technical standards or implementing technical standards which are applicable pursuant to any transitional provisions of the EU Securitization Regulation) forming part of United Kingdom domestic law by operation of the European Union (Withdrawal) Act 2018, as amended (the “EUWA”), (c) relevant guidance, policy statements or directions relating to the application of the UK Securitization Regulation (or any binding technical standards) published by the Financial Conduct Authority and/or the Prudential Regulation Authority (or their successors), (d) any guidelines relating to the application of the EU Securitization Regulation which are applicable in the United Kingdom, (e) any other transitional, saving or other provision relevant to the UK Securitization Regulation by virtue of the operation of the EUWA and (f) any other applicable laws, acts, statutory instruments, rules, guidance or policy statements published or enacted relating to the UK Securitization Regulation, in each case, as may be further amended, supplemented or replaced, from time to time; and (iv) “UK Securitization Regulation” means Regulation (EU) 2017/2402 as it forms part of UK domestic law as “retained EU law” by operation of the European Union (Withdrawal) Act 2018, as amended, and as amended by the Securitisation (Amendment) (EU Exit) Regulations 2019, and as further amended.

Comenity Bank, as Servicer
By:
Name:
Title:

Exhibit C (Page 13)

SCHEDULE 1

PERFECTION COVENANTS
Indenture Trustee covenants that it shall retain possession of the Collateral Certificate and that it shall not cause or allow possession of the Collateral Certificate to be transferred to any other entity, including any Affiliate of Indenture Trustee, unless (i) the Indenture Trustee provides written notice of its intent to transfer possession of the Collateral Certificate to the Owner Trustee, the Issuer and the Administrator at least sixty (60) days prior to such transfer, (ii) each of the Issuer and the Indenture Trustee receives an Opinion of Counsel of the Administrator stating that the Indenture Trustee will continue to have a perfected security interest in the Collateral Certificate free of any adverse claim and (iii) the Indenture Trustee receives a certificate of the Administrator, on behalf of the Issuer, signed by the Chairman of the Board, President, any Vice President or the Treasurer or any Assistant Treasurer, stating that the lien of the Indenture continues to constitute a valid first priority perfected security interest in the Collateral Certificate (other than with respect to a tax, mechanics or similar lien).

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